ANNUAL REPORT
                                DECEMBER 31, 1999

                                   LEGG MASON
                                     GLOBAL
                                   TRUST, INC.

                               GLOBAL INCOME TRUST

                           INTERNATIONAL EQUITY TRUST

                             EMERGING MARKETS TRUST

                                   EUROPE FUND


                            PRIMARY CLASS AND CLASS A

                                LEGG MASON FUNDS

                            The Art of Investing(SM)

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To Our Shareholders,


   We are pleased to provide you with the annual report for the Legg Mason Global Trust, comprised of the Global Income Trust, International Equity Trust, Emerging Markets Trust, and Europe Fund, for the year ended December 31, 1999.

   With this report, we welcome the Europe Fund and its shareholders to the Legg Mason Family of Funds. The Europe Fund, formerly a series of the Bartlett Capital Trust, reorganized as a Legg Mason Fund on October 5, 1999, following the approval given by its shareholders at a special meeting held on September 23, 1999.

   In May 1999, we notified you of changes we were planning to make to the Global Government Trust. Our changes were approved by the SEC and in September, Global Government Trust became the Global Income Trust. Along with a new name, the Fund's investment strategy was changed to permit a larger portion of its assets to be invested in non-government fixed income securities issued by international entities. We are hopeful that these changes will benefit the Fund's shareholders as additional investment opportunities are now available to Global Income Trust.

   Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss results for 1999 and the investment outlook. The Funds' total returns for various periods ending December 31, 1999, are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

   PricewaterhouseCoopers LLP, Global Trust's independent accountants, has completed its annual examination, and audited financial statements for the fiscal year ended December 31, 1999, are included in this report.

   The Board of Directors approved long-term capital gains distributions of $0.865 and $2.08 per share to shareholders of International Equity Trust and Europe Fund, respectively, which were paid on November 26, 1999, to shareholders of record on November 23, 1999.

   We are pleased to report that Legg Mason has made a seamless transition into the new century. Our critical internal and external systems are operating free of Y2K disruptions. Internal and external operations, including the Fund's custodian and transfer agency, are running smoothly, and Fund shareholders are receiving uninterrupted account maintenance and transaction support.

   We hope you will consider using the Trust for investments of additional funds as they become available. Some shareholders have chosen to regularly add to their investment in the Funds by authorizing automatic monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                                       Sincerely,

                                                       /s/Edward A. Taber, III
                                                       Edward A. Taber, III
                                                       President

February 7, 2000

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Portfolio Managers' Comments
Global Income Trust

Market Overview

   Global interest rates climbed last year (with Japan being the notable exception), making this the second worst year in recorded history for U.S. and European bond investors. Several factors were behind the rise: 1) fears that a re-emergence of strong growth worldwide would trigger Central Bank tightening actions, 2) precautionary hedging and new issuance in advance of the much-feared Y2K phenomenon, and 3) rising energy prices which began to be reflected in headline inflation measures. Although the Federal Reserve and the Bank of England raised interest rates fairly aggressively and the European Central Bank ("ECB") only modestly, Euro bond market yields, helped by policy easing, rose modestly less than U.S. yields, while longer-dated U.K. yields rose by substantially less, thanks to surging demand by institutional investors. Emerging market debt stole the show, however, as spreads tumbled on signs of renewed economic growth and reduced Y2K fears toward the end of the year. Currencies were a mixed bag, with the yen and sterling appreciating across the board and the dollar up sharply against the Euro.

   The Japanese economy surprised market expectations by showing increasing signs of life despite ongoing deflation and a very strong currency. Indeed, renewed confidence in the Japanese economy drove the stock market significantly higher and undoubtedly contributed to strong demand for the currency. The U.S. economy posted another impressive year of growth, while Europe improved moderately. Real yields reached unusually high levels in the U.S., likely driven by strong equity markets and tightening monetary policy.

Fund Performance

   The Fund's investment strategies produced mixed, but generally positive results. Globally, sovereign bonds delivered only average returns. Our heavy underweighting in the Japanese bond market detracted from returns, as they sharply outperformed most other markets. Modestly long duration in dollar-bloc markets also detracted from returns, but this was offset by a barbelled yield curve exposure in both the dollar bloc and Europe, which benefited from flatter yield curves. The major source of performance gains was exposure to emerging market debt as it generated stellar returns during the period. Exposure to Greek securities also contributed to performance as their interest rates converged on core European rates.

   The Fund posted a total return of -3.23% for the twelve months ended December 31, 1999. This contrasts favorably to the performance of the benchmark Salomon Brothers World Government Bond Index, which was -4.27%.

Market Commentary and Outlook

   The New Year is shaping up as one that promises relief from the tensions that have accumulated in the bond market over the past year. We've already seen some relief from the terrible spread widening of 1998, but there's room for more since spreads still remain substantially higher than long-term averages. Where we have yet to see any relief at all is in the clash between the Federal Reserve and the robust U.S. economy. The Fed appears to have set itself squarely against an economy that so far has refused to succumb to higher interest rates, in the belief that strong demand could generate inflation pressures going forward. The U.S. bond market was hit with three Fed tightenings last year and has now priced in the expectation of at least four more by Labor Day.

2
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   The major problem facing the bond market today is not the prospect of higher inflation, but the uncertainty surrounding the likely course of Fed policy. Inflation expectations are still relatively sanguine, as measured by the 2.3% difference between 30-year U.S. Treasury Inflation-Protected Securities ("TIPS") yields and 30-year Treasury yields. The dollar is relatively strong, commodity and precious metals prices are weak (with the notable exception of energy prices), the yield curve is about as flat as it was in late 1994, and real interest rates are very high. Taken together, these sensitive indicators suggest that monetary policy is reasonably tight and inflation pressures are all but absent from the economic fundamentals. Sooner or later, we feel that low inflation fundamentals will reassert themselves and this in turn will allow yields to decline to levels more commensurate with 1% to 2% inflation and a solid currency.

   If it weren't for the threat of higher short-term rates, the U.S. bond market would be the clear winner in the global sweepstakes. Inflation fundamentals look reasonably good in most major countries, though Japan continues to suffer from deflation. European bonds have weathered the Central Bank tightening storm a bit better than their U.S. counterparts, if only because European growth prospects are less dynamic and unemployment burdens are higher. Still, the Euro has depreciated significantly against both the dollar and the yen, and this raises the risk of higher inflation down the road. Plus, yield curves are steeper in Europe than in the U.S. and U.K., where curves are beginning the process of inversion, suggesting that the ECB may be erring on the side of monetary ease. Japanese bond yields have declined to extremely low levels, driven by ongoing deflationary pressures and a strengthening yen. It will be tough for Japanese government bonds to compete with other bonds unless deflationary conditions persist.

Strategy

   Consistent with this view, we anticipate remaining overweight duration exposure in the dollar bloc countries, with a focus on non-sovereign issues, in anticipation of declining yields. Due to the pronounced flattening of the U.S. yield curve, we are in the process of shifting from a barbelled to a bulleted term structure exposure in anticipation of an eventual steepening. This may be driven by the realization that the Fed will tighten by less than already expected, or by an eventual move to ease policy in the wake of a significant slowdown in either inflation or economic growth. We plan to remain barbelled and broadly neutral on duration in Eurozone government bonds. We will remain underweight in Japanese bonds, but with a view to reducing our heavily underweight exposure on weakness. Outside of the major countries, we are focusing on Greece for its continued convergence appeal, Poland on expectations of improving fundamentals, and on select Scandinavian issues which have attractive yields.

   We continue to believe that a broadly diversified exposure to sovereign debt in the major emerging market countries holds the potential to boost total returns significantly, but we may take a further narrowing of spreads as an opportunity to lighten exposure somewhat.

   In terms of currency exposure, we plan to remain neutral to the global benchmark until strong evidence of a change in growth patterns emerges, with opportunistic exposure to non-core European currencies in the meantime.

                                                Western Asset Management Company

February 2, 2000


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Portfolio Managers' Comments
International Equity Trust

Performance

   For the year, the total return for International Equity Trust was +20.6% on an NAV basis, compared with +27.0% for the MSCI EAFE Index. For the second half of 1999, the return for the Fund was +19.2% on an NAV basis, compared with +22.1% for the index.

   The Fund's shortfall for the year compared with the benchmark was due to the average underweight in Japan during the period and the underweight in the large, expensive momentum-driven telecommunications and technology stocks. Clearly, by year end, investing for "growth at any price" had become a global phenomenon.

   The Japanese market returned +61.8% in 1999. The Fund began the year with a weighting of only 8% in Japan, compared with 21% for the MSCI EAFE Index. At that time, we found Japanese stocks unattractive compared with other opportunities. As the effect of government stimulation in Japan began upgrading the economic numbers, we began to selectively increase the weight in that market. With the continued convergence of good news in Japan over the year, especially positive earnings expectations revisions, we continued to find attractive opportunities. For the year, stock selection in Japan was positive. At year-end 1999, the Fund's weight in Japan was in line with the benchmark, 30.4% compared with 27.4%.

   The Fund's underweight in the U.K. (which was up only +12.5%) and positive stock selection in that market helped the relative return for the year. In addition, the Fund's exposure to emerging markets, although minimal, added value.

   Our model for stock selection provides a balance among value, growth, expectations and technical factors. In the momentum-driven environment of 1999, only the short-term-oriented technical and expectations components of our model had a positive spread top to bottom, while the growth and value factors did not. We did not change our stock selection process to capture what we believed was a short-lived market environment. We can't predict market conditions but, over the long term, we believe our balanced model is the best approach for stock selection.

Market Overview

   Japan remains top-rated, with positive expectations and technical rankings. The necessary structural reforms are taking place and provide the basis for a sustained, long-term recovery. Ownership of the market has broadened, away from the majority ownership of cross-holdings by banks and corporations to more dominant holdings by institutions (roughly 40%). Ignoring currency fluctuations, we are beginning to see sustainable operating profit growth coming through in many sectors of the economy. More importantly, corporate restructuring is now the dynamic driver that is re-rating equities. We expect the market to broaden from its fixation on technology to focus more on domestic recovery. We believe Japan remains a good long-term story.

   The continental European region can be described as fair value, with valuations slightly below average when compared to the rest of EAFE. Fortunately, the slight overvaluation is offset by positive funds flows and better-than-average earnings estimate revisions. In 1999, the pace of restructuring and mergers picked up. Over the longer run, the outlook for European companies is bright.


4
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   The United Kingdom remains our lowest rated region, with all rankings either negative or neutral. Continued interest rate increases and a strong British pound relative to the Euro have put a damper on relative attractiveness. The economy, particularly consumption, has been strong, and the U.K. Monetary Policy Committee has been vigilant in increasing interest rates to dampen inflation. Consumption in 1999 was strong, and there are few signs of lessening. Interest rate concerns will be the primary driver of market expectations for 2000. With the entry of Wal-Mart and e-tailing growth, consumer prices and retail margins will remain under pressure. Despite our current low rating, we continue to find individual stock opportunities in the region.

Strategy

   We emphasize stock selection with a secondary focus on country and regional selection. Our disciplined investment process remains oriented towards long-term measures of value and growth. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. We customize stock selection by market or region, based on which attributes are most predictive of excess return. We maintain a balance among size, sector and country for the Fund within Japan, continental Europe, the U.K. and the smaller regions through the combination of sector scoring and portfolio construction rules.

   Looking ahead, the Fund, oriented towards fundamental measures of both value and growth, has a lower forward P/E than its benchmark, 17.9x compared with 25.7x, and a two-year growth rate in line with the index, 20.5% compared with 21.5%.



                                         Batterymarch Financial Management, Inc.

February 2, 2000

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Portfolio Managers' Comments
Emerging Markets Trust

Performance

   For the year, the Emerging Markets Trust return was +101.2% on an NAV basis, compared with +66.4% for the MSCI Emerging Markets Free Index. For the second half, the Fund's return was +34.5%, compared with +19.0% for the index.

   The Fund significantly outperformed the benchmark for the year. This relative performance was mostly attributable to positive stock selection across most markets. Stock selection within India, China, Korea, Thailand, Turkey, South Africa and Brazil was particularly outstanding and added the most value to the Fund's relative performance. To some extent, the positive stock selection was due to holdings in the technology sector, where we believe valuations are not as stretched as are valuations in some of the more developed markets, while prospects are perhaps brighter.

   With focus on earnings rather than valuation changes, returns for 2000 may not be as large as experienced in 1999, but they could be sufficient to allow emerging markets to be one of the most attractive asset classes. With the favorable investment environment for emerging markets, we continue to find attractive stocks throughout the world.

Market Commentary

   The Latin American rally that began in late October continued in earnest during December. Latin fixed income spreads continued to tighten and are now tighter than at any point since the beginning of the Asia crisis in the summer of 1997. Equities are catching up--with Brazil, Mexico and the telecommunications and media sectors leading the way. The region returned 58.9% for the year.

   In Brazil, although the decline of nominal interest rates remains stalled due to inflation concerns, expectations for successful passage of some of the important fiscal reform measures continue to improve, and we expect inflation concerns to diminish. In Mexico, we see a very real possibility of an upgrade to investment grade status following presidential elections in July and we expect Mexico's cost of capital to decline accordingly, allowing for further multiple expansion on Mexican equities.

   Asia fully participated in the strong global equity markets, with particular emphasis, as elsewhere, on technology, the Internet and telecoms. The region's markets rose 69.4% for the year as optimism spread about the sustainability of the economic rebound. With improving country balance sheets, regional economies have been able to lower interest rates but to retain stable-to-strong local currencies. While we retained a bias towards the technology sector in the Fund, we began to emphasize some domestic recovery plays which have been neglected in the technology fever.

   In Turkey and Russia, macro-economic considerations dominated stock opportunities and the markets rose most dramatically, up 252% and 247%, respectively, for the year. The Turkish government has been following a reformist policy aimed at bringing down near hyper-inflationary monetary growth, interest rates fell dramatically and the International Monetary Fund ("IMF") provided a significantly positive stamp of approval for investors. In Russia, Yeltsin's resignation at year end surprised investors. Stocks had been recovering, principally on buying from foreign investors who had been locked into the currency. While the momentum of the price recovery and the valuations brought back many global fund managers, prospects in Russia remain highly speculative.

6
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Strategy

   Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the eventual economic growth of emerging markets, at reasonable prices.

   In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition) to develop qualitative stock opinions, and quantitative valuation (earnings expectations, growth, valuation and technical factors).

   Emerging markets experienced negative fund flows in 1999 in spite of the dramatic gains. We expect stock prices will continue to increase, driven by earnings rather than multiple expansion. While the risk for emerging markets is the U.S. market and the near-perfect correlations we have witnessed recently, buying opportunities may occur on U.S. market volatility and weakness.

   The Fund is well diversified across sectors and markets. The Fund's forward P/E of 12.5x is lower than 14.2x for the benchmark. The emerging markets index has a growth-to-P/E ratio of 1.7x, which is very attractive compared with other investment alternatives. The Fund's growth-to-P/E ratio is even more attractive, at 2.1x.



                                         Batterymarch Financial Management, Inc.

February 2, 2000


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Portfolio Managers' Comments
Europe Fund


   The Fund had a relatively good year, outperforming the MSCI Europe Index benchmark's return of +15.89% with its total return of +25.41% on Class A shares. (1) The Fund benefited from an exposure to Europe's better managed and performing businesses, measured on a global basis, including the likes of NOKIA and VODAFONE AIRTOUCH, but also from those companies where evidence of tangible restructuring was more obvious. While general concern has been expressed about the lack of breadth in global markets generally, and particularly European equity markets, the converse advantage is that good performing franchises have been more obviously rewarded in share price terms rather than being lost in the crowd. Nevertheless, the performance the Fund achieved has come from the overall portfolio, rather than a concentration in a few individual holdings, and with this in mind we remain confident in the Fund's future prospects.

   Our last annual report ended on an optimistic note. World markets had recovered from their third quarter 1998 debt-inspired lows, and panic had been avoided. Concerted Central Bank easing initiated by the U.S. Federal Reserve, and followed in the U.K. and Europe, appeared to have solved or at least sidelined events that had previously taken on cataclysmic proportions. Investors in Europe had the added excitement, although some would say burden, of the debut of the Euro. The fanfare greeting the new currency, however, was to prove overly enthusiastic, and since January the currency has only looked one way: down. The weakness of the Euro was indicative of the problems that beset Europe for the first six months of the year. Economic growth in Europe remained sluggish when compared to the U.S., and the evidence of a slight recovery was overshadowed by the strong rebounds in Asian economies and stock markets. The new European club also experienced some teething troubles as individual countries sought to promote their nationals to positions of prominence, causing some angst.

   Despite the generally mixed picture, European equity markets continued to make some headway during the first six months, although dollar returns were trimmed by the declining currency. Relative returns were disappointing by international comparisons. However, the bottom-up themes of restructuring and mergers and acquisitions activity, which we have mentioned in previous reports, continued to gather momentum. The newly created single marketplace forced competition on some domestic franchises that had previously been protected by national boundaries, while our largest corporates faced ever-toughening global competition. Corporate restructuring was not just a fashionable theme to which business leaders paid lip service, but an actual necessity. However, by the second half of the year the picture was looking a little brighter. The early signs of economic recovery, evident in the first half, were starting to come through far more. The weaker currency, once seen as a negative, then started to have a beneficial impact on the Fund's performance. The greater trading competitiveness that virtual dollar parity afforded Europe's exporters translated into better industrial production and confidence, while the consumer side of the market continued in a more buoyant mood. Having entered the year with interest rates on a downward trend and the threat of recession on the agenda, we leave the millennium with rates firming and growth forecasts above trend. The European markets responded to this better climate, moving strongly ahead to record new highs at the end of the year.


--------------------------
(1) Excluding the maximum 4.75% sales charge. Return information for Primary Class shares may be found on page 12.


8
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   As well as the generally better environment, the pace of corporate restructuring increased significantly in the second half of the year with the telecommunications sector and related areas leading the way. The first significant deal involved Olivetti acquiring Telecom Italia through its subsidiary TECNOST. This proved to be the first in a series of landmark deals, proving that the new market denied protection to domestic franchises. Later in the year VODAFONE, which had already acquired Airtouch in the U.S., launched the largest ever hostile bid to buy MANNESMANN in Germany. This was in response to MANNESMANN'S acquisition of Orange, the third-placed U.K. wireless operator, with the strategic logic of creating the first truly global mobile telephony group in this exciting area. Mobile telephony and the related areas are one of the few sectors in which Europe excels. Witness the fact that at the year end NOKIA, the Finnish handset mobile and infrastructure company, became Europe's largest market capitalised company, and the mobile penetration model is lead by the European example.

   The financial sector proved a close second in terms of dealmaking. Banco Santander proved to be the consolidator in the Iberian Peninsula, while the battle still rages for the ownership of NATIONAL WESTMINSTER BANK in the U.K. Both the ROYAL BANK OF SCOTLAND and the Bank of Scotland are jockeying for ownership and the deal will be concluded in the New Year. This will continue to be an ongoing theme throughout Europe, and the increasing openness of the market will encourage international entrants into this exciting arena.


OUTLOOK
   Looking into the next millennium, the picture in Europe looks relatively robust. Growth appears to be back on course, and the markets are well supported by the underlying theme of restructuring. European companies are still some way behind their U.S. peer group in terms of efficiency, which in itself should allow for further catch-up in terms of performance. Increasingly, European companies are being recognised as leading players in a global landscape rather than just their domestic location, and also the European investment map is being defined more by sector than by country. We remain confident that our concentration on Europe's quality growth situations will reward investors further in performance terms, and that Europe's credentials as a diversifying asset class for the dollar-based investor are intact.

                                Lombard Odier International Portfolio Management



February 4, 2000


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Performance Information
Legg Mason Global Trust, Inc.


PERFORMANCE COMPARISON OF A $10,000 INVESTMENT AS OF DECEMBER 31, 1999

         The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustments have been made for any income taxes payable by shareholders.

         The following graphs compare each Fund's total returns against that of the most closely matched broad-based securities market index. The lines illustrate the cumulative total return of an initial $10,000 investment for the periods indicated. The line for each Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line for Class A shares of Europe Fund reflects the maximum sales charge of 4.75% (the return table shown with the respective graph provides information both including and excluding the effect of the maximum sales charge). The line representing the securities market index for each Fund does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses.

         Each Fund has two authorized classes of shares: Primary Class and Navigator Class. Europe Fund has an additional authorized class of shares:
      Class A. Information about the Navigator Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.



GLOBAL INCOME TRUST -- PRIMARY CLASS
                    Cumulative      Average Annual
                   Total Return      Total Return
                   ------------      ------------
 One Year             -3.23%            -3.23%
 Five Years          +38.68             +6.76
 Life of Class+      +45.98             +5.80

 + Inception Date-- April 15, 1993

      [COMPARISON LINE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

       Global Income       Salomon Brothers
          Trust            World Government
       Primary Class        Bond Index(1)

4/15/93  $10,000                $10,000
         $10,010                $10,292
         $10,438                $10,757
12/93    $10,676                $10,753
         $10,361                $10,753
         $10,404                $10,825
         $10,736                $10,952
12/94    $10,526                $11,005
         $11,354                $12,208
         $12,114                $12,859
         $12,220                $12,725
12/95    $12,716                $13,100
         $12,657                $12,854
         $12,809                $12,907
         $13,244                $13,259
12/96    $13,762                $13,574
         $13,310                $13,013
         $13,724                $13,407
         $13,795                $13,578
12/97    $13,529                $13,606
         $13,598                $13,713
         $13,790                $13,985
         $14,182                $15,150
12/98    $15,085                $15,688
         $14,369                $15,083
         $13,780                $14,563
         $14,381                $15,223
12/99    $14,598                $15,019


10
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INTERNATIONAL EQUITY TRUST -- PRIMARY CLASS

                     Cumulative    Average Annual
                   Total Return     Total Retun
                   ------------     -----------
 One Year            +20.58%          +20.58%
 Life of Class+      +67.65           +11.19

 + Inception Date--February 17, 1995

      [COMPARISON LINE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

         International
         Equity Trust
         Primary Class             MSCI EAFE Index(2)

2/17/95  $10,000                        $10,000
         $10,090                        $10,624
         $10,400                        $10,701
         $10,720                        $11,147
12/95    $10,811                        $11,598
         $11,438                        $11,933
         $12,054                        $12,122
         $11,993                        $12,107
12/96    $12,547                        $12,300
         $12,886                        $12,107
         $14,313                        $13,678
         $14,261                        $13,582
12/97    $12,816                        $12,518
         $14,828                        $14,360
         $15,133                        $14,512
         $12,098                        $12,450
12/98    $13,903                        $15,022
         $13,804                        $15,231
         $14,069                        $15,618
         $14,555                        $16,303
12/99    $16,765                        $19,072


EMERGING MARKETS TRUST -- PRIMARY CLASS

                     Cumulative    Average Anuual
                   Total Return     Total Retun
                   -------------    -----------
 One Year           +101.15%         +101.15%
 Life of Class+      +40.55            +9.93

 + Inception Date--May 28, 1996

      [COMPARISON LINE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


         Emerging Market
             Trust
         Primary Class                  MSCI EMF Index(3)


5/28/96     $10,000                          $10,000
            $10,020                          $10,062
            $9,970                           $9,698
12/96       $10,540                          $9,641
            $11,654                          $10,457
            $12,767                          $11,352
            $12,205                          $10,334
12/97       $9,889                           $8,524
            $10,351                          $9,052
            $8,373                           $6,916
            $6,014                           $5,394
12/98       $6,987                           $6,364
            $8,032                           $7,155
            $10,451                          $8,901
            $10,060                          $8,443
12/99       $14,055                          $10,590

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PERFORMANCE INFORMATION -- CONTINUED



EUROPE FUND -- PRIMARY CLASS


                    Cumulative    Average Annual
                   Total Return    Total Return

 One Year            +24.44%         +24.44%
 Life of Class+      +75.99          +26.06

 + Inception Date--July 23, 1997


      [COMPARISON LINE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


           Europe Fund
          Primary Class        MSCI Europe Index(4)


7/23/97        $10,000               $10,000
               $10,143               $10,343
12/97          $10,068               $10,350
               $12,616               $12,452
               $13,273               $13,093
               $11,522               $11,205
12/98          $14,143               $13,303
               $14,091               $13,023
               $13,874               $12,982
               $13,996               $13,134
12/99          $17,599               $15,418



EUROPE FUND -- CLASS A(5)
              Cumulative Total Return       Average Annual Total Return

 One Year        +25.41%*    +19.43%             +25.41%*  +19.43%
 Five Years     +229.71*    +214.08              +26.95*   +25.72
 Ten Years      +223.91*    +208.58              +12.47*   +11.93

 *These figures reflect return information on Class A shares excluding the maximum 4.75% sales charge which became effective July 21, 1997. The second column in each section reflects return information including the sales charge.

      [COMPARISON LINE GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]


         Europe Fund
           Class A            MSCI Europe Index(4)

12/89       $9,525                $10,000
            $8,842                $9,872
            $9,587                $10,757
            $7,650                $8,909
            $7,568                $9,615
            $8,518                $10,084
            $8,969                $9,410
            $8,544                $10,553
12/91       $8,102                $10,876
            $8,108                $10,533
            $8,748                $11,528
            $8,021                $10,897
            $7,521                $10,364
            $8,073                $11,041
            $8,148                $11,239
            $8,906                $12,229
12/93       $9,771                $13,399
            $9,522                $13,198
            $9,140                $13,022
            $9,415                $13,579
            $9,357                $13,705
            $9,564                $14,551
            $10,310               $15,468
            $10,861               $16,118
12/95       $11,219               $16,668
            $12,505               $17,287
            $13,365               $17,740
            $13,631               $18,417
            $14,757               $20,183
            $15,446               $21,167
            $16,475               $23,060
            $17,516               $24,969
12/97       $17,344               $24,987
            $21,807               $30,060
            $22,999               $31,607
            $19,999               $27,050
            $24,602               $32,116
            $24,553               $31,438
            $24,231               $31,340
            $24,491               $31,706
12/99       $30,853               $37,220

(1) The Salomon Brothers World Government Bond Index measures the total return, in U.S. dollar terms, of a portfolio of the most liquid and highest quality bonds of each of fourteen countries. Index returns are for the periods beginning March 31, 1993.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Index is an unmanaged index based on share prices of approximately 1,100 companies listed on stock exchanges around the world. Twenty countries are included in the index's portfolio. Index returns are for the periods beginning February 28, 1995.

(3) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is a market-weighted aggregate of 26 individual emerging country indices and takes into account local and market restrictions on share ownership by foreigners. Index returns are for the periods beginning May 31, 1996.

(4) The Morgan Stanley Capital International (MSCI)Europe Index is a broad-based, unmanaged index based on the share prices of common stocks in each of fourteen European countries. Index returns are for the periods beginning July 31, 1997, for Primary Class and December 31, 1989, for Class A.

(5) Prior to July 21, 1997, the Fund operated as a closed-end fund which reinvested all dividends and distributions at an average reported sales price on the New York Stock Exchange. The initial investment for Europe Fund Class A shares is net of the 4.75% sales charge.

Industry Diversification
Legg Mason Global Trust, Inc.
December 31, 1999

International Equity Trust


                               % of Net
                                Assets        Value
--------------------------------------------------------------------------------
                                              (000)
Aerospace                         0.4%     $  1,074
Automotive                        5.3        15,595
Beverages                         1.1         3,172
Chemicals                         2.3         6,845
Construction                      3.9        11,509
Diversified                       5.3        15,571
Drugs, Cosmetics & Health         3.9        11,455
Electrical                        0.5         1,516
Electronics                      15.0        44,367
Financial                        21.2        62,399
Food, Beverage and Tobacco        1.8         5,297
Machinery & Equipment             4.1        12,199
Metal Products                    1.9         5,715
Metal Producers                   2.0         5,875
Miscellaneous                     3.7        10,892
Oil, Gas, Coal & Related          6.0        17,625
Other                             0.4         1,251
Paper                             2.2         6,389
Printing & Publishing             0.8         2,434
Recreation                        1.1         3,364
Retailers                         1.3         3,728
Tobacco                           0.2           670
Transportation                    1.1         3,274
Utilities                        11.8        34,915
Short-Term Investments            2.9         8,693
                               ------      --------
Total Investment Portfolio      100.2       295,824
Other Assets Less Liabilities    (0.2)         (538)
                               ------      --------
NET ASSETS                      100.0%     $295,286
                               ======      ========
Emerging Markets Trust

                              % of Net
                               Assets        Value
--------------------------------------------------------------------------------
                                             (000)
Aerospace                         0.6%      $   658
Banks                             1.0         1,232
Business Machines                 1.7         2,065
Chemicals                         1.8         2,200
Coal, Gas & Oil                   4.4         5,342
Computer/Software                 2.5         2,958
Construction                      3.7         4,419
Diversified                       5.9         7,176
Drugs/Medicine                    2.9         3,498
Electronics                      18.5        22,370
Entertainment/Leisure             8.3         9,982
Finance                          10.5        12,636
Food, Beverage & Tobacco          2.9         3,525
Forest Products                   1.7         2,030
Insurance                         N.M.           31
Iron and Steel                    3.5         4,271
Machinery & Equipment             0.3           373
Miscellaneous                     0.3           328
Motor Vehicles                    1.9         2,239
Retail (Non-Food)                 1.2         1,398
Telecommunications                7.3         8,952
Transportation                    0.8           974
Utilities                        16.2        19,612
Short-Term Investments            4.6         5,485
                               ------     ---------
Total Investment Portfolio      102.5       123,754
Other Assets Less Liabilities    (2.5)       (2,996)
                               ------     ---------
NET ASSETS                      100.0%     $120,758
                               ======     =========
Europe Fund

                               % of Net
                                Assets        Value
--------------------------------------------------------------------------------
                                              (000)
Aerospace                         1.6%     $  2,122
Automotive                        1.2         1,578
Banking                          11.0        14,988
Computer Services                 7.7        10,474
Diversified                      10.0        13,572
Electronics                       5.8         7,855
Finance                           2.8         3,867
General Industry                  3.8         5,205
Insurance                         6.6         8,972
Miscellaneous Manufacturing       1.5         1,989
Miscellaneous Services            1.4       $ 1,909
Oil & Gas                         8.6        11,665
Pharmaceuticals & Health Care     9.0        12,145
Publishing                        1.3         1,753
Retail Sales                      4.4         5,983
Telecommunications               19.5        26,522
Transportation                    1.1         1,505
Short-Term Investments            1.7         2,289
                               ------      --------
Total Investment Portfolio       99.0       134,393
Other Assets Less Liabilities     1.0         1,295
                               ------      --------
NET ASSETS                      100.0%     $135,688
                              =======      ========

N.M.-Not meaningful.

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1999
(Amounts in Thousands)

Global Income Trust
                                                                Maturity
                                                    Rate          Date        Currency        Par              Value
-------------------------------------------------------------------------------------------------------------------
Long-Term Debt Securities-- 101.7%
      Australian Dollar-- 5.6%
      DSL Bank                                       5.75%       9/15/04        AUD              4,000         $ 2,445
      KFW International Finance Incorporated         6.25%       7/15/05                         3,900           2,443
                                                                                                               -------
                                                                                                                 4,888
                                                                                                               -------

      British Sterling-- 8.4%
      Gallaher Group PLC                             6.625%      5/21/09        GBP                750           1,129
      Hammerson PLC                                  7.25%       4/21/28                           800           1,377
      Lehman Brothers Holdings PLC                   6.95%       6/22/04                           900           1,406
      Luxfer Holdings PLC                            10.125%     5/1/09                            300             463
      Unique Publishing Finance Co. PLC              6.542%      3/30/21                           900           1,377
      Welcome Break Financial PLC                    8.284%      9/1/17                            800           1,486
                                                                                                               -------
                                                                                                                 7,238
                                                                                                               -------

      Danish Krone-- 7.7%
      Nykredit                                       6.00%       10/1/29        DKK             12,014           1,513
      Nykredit                                       7.00%       10/1/29                        13,953           1,867
      Unikredit Realkredit                           7.00%       10/1/29                         3,858             515
      Unikredit Realkredit                           8.00%       10/1/32                        19,729           2,730
                                                                                                               -------
                                                                                                                 6,625
                                                                                                               -------

      Euro-- 8.0%
        Corporate-- 6.7%
        ABN Amro Bank NV                             5.375%      9/8/09         EUR              1,400           1,355
        Global Telesystems                           10.50%      12/1/06                           500             504
        Huntsman ICI Chemicals LLC                   10.125%     7/1/09                          1,100           1,177
        Lloyds Bank PLC                              5.625%      7/15/49                         1,500           1,390
        Netia Holdings II B.V.                       13.50%      6/15/09                           400             412
        United Pan-Europe Communications N.V.        10.875%     8/1/09                            450             464
        Viatel Incorporated                          11.50%      3/15/09                           500             509
                                                                                                               -------
                                                                                                                 5,811

        Foreign Governments-- 1.3%
        Buoni del Tesoro Poliennali                  6.50%       11/1/27                         1,100           1,157
                                                                                                               -------
                                                                                                                 6,968
                                                                                                               -------

      Greek Drachma-- 3.0%
      Hellenic Republic                              8.60%       3/26/08        GRD            370,000           1,279
      Hellenic Republic                              6.30%       1/29/09                       440,000           1,329
                                                                                                               -------
                                                                                                                 2,608
                                                                                                               -------

Legg Mason Global Trust, Inc.


Global Income Trust -- Continued
                                                                Maturity
                                                    Rate          Date        Currency        Par              Value
----------------------------------------------------------------------------------------------------------------------
      Hungarian Forint-- 2.0%
      Government of Hungary                          12.50%      4/12/02        HUF            275,000         $ 1,121
      Government of Hungary                          12.50%      9/24/02                       150,000             620
                                                                                                               -------
                                                                                                                 1,741
                                                                                                               -------
      Norwegian Krone-- 3.2%
      Kingdom of Norway                              5.50%       5/15/09        NOK             23,000           2,740
                                                                                                               -------

      Polish Zloty-- 2.2%
      Government of Poland                           8.50%       10/12/00       PLN              8,800           1,899
                                                                                                               -------

      South African Rand-- 2.0%
      Republic of South Africa                       13.00%      8/31/10        ZAR             11,000           1,721
                                                                                                               -------

      Swedish Krona-- 0.9%
      Statens Bostadsfinansier                       5.50%       10/15/03       SEK              7,000             806
                                                                                                               -------

      Turkish Lira-- 1.6%
      Republic of Turkey                             72.00%      10/3/01        TRL        280,000,000             734
      Republic of Turkey                             72.00%      10/3/01                   235,000,000             616
                                                                                                               -------
                                                                                                                 1,350
                                                                                                               -------

      United States Dollar-- 57.1%
        Asset-Backed Securities-- 5.1%
        Contimortgage Home Equity Loan Trust         6.42%       4/25/14        USD                435             433
        First Chicago Master Trust                   5.53%       4/15/03                         1,000             999(A)
        Household Affinity Credit Card
           Master Trust                              6.583%      2/15/04                         1,000             999(A)
        Mellon Bank Credit Card Master Trust         6.653%      4/15/03                         1,000           1,001(A)
        Saxon Asset Securities Trust                 6.731%      6/25/14                           894             894(A)
        SLM Student Loan Trust 1998-2                5.544%      4/25/07                            59              58
                                                                                                               -------
                                                                                                                 4,384
                                                                                                               -------

        Corporate Bonds and Notes-- 15.9%
        Adelphia Communications Corporation          7.875%      5/1/09                            250             225
        American Standard Companies, Inc.            8.25%       6/1/09                            250             241
        Avis RentACar Incorporated                   11.00%      5/1/09                            250             264
        Blount International Inc.                    13.00%      8/1/09                            250             265
        Charter Communication Holdings LLC           8.625%      4/1/09                            250             233
        CSC Holdings Incorporated                    8.125%      7/15/09                            30              30
        Dow Chemical Company                         7.375%      11/1/29                           950             908
        EchoStar Communications Corporation          9.375%      2/1/09                            250             251


                                                                Maturity
                                                    Rate          Date        Currency        Par              Value
-----------------------------------------------------------------------------------------------------------------------
        Corporate Bonds and Notes -- Continued
        Global Crossing Holdings Limited             9.50%       11/15/09       USD                250           $ 249
        Heller Financial Incorporated                7.375%      11/1/09                           850             828
        IBJ Preferred Capital Corporation, LLC       8.79%       12/29/49                          500             472(B)
        J. L. French Automotive Castings             11.50%      6/1/09                            100             103
        J. Seagram & Sons                            7.60%       12/15/28                        1,000             942
        Lockheed Martin Corporation                  8.20%       12/1/09                         1,000             998
        Lockheed Martin Corporation                  8.50%       12/1/29                           300             300
        Lyondell Chemical Company                    9.625%      5/1/07                            250             256
        Metromedia Fiber Network Incorporated        10.00%      12/15/09                          250             257
        Nextel Communications Incorporated           9.375%      11/15/09                          250             246
        NEXTLINK Communications Inc.                 10.75%      6/1/09                            250             257
        NTL Incorporated                             10.75%      4/1/08                            500             541(C,D)
        Nuevo Grupo Isuacell S A De Cv               14.25%      12/1/06                           250             259(D)
        Occidental Petroleum Corporation             8.45%       2/15/29                           750             778
        P&L Coal Holdings Corp.                      9.625%      5/15/08                           250             248
        Petroleos Mexicanos                          9.50%       9/15/27                           800             800
        Petroleos Mexicanos                          9.50%       9/15/27                            20              20
        Primus Telephone Group Incorporated          12.75%      10/15/09                          526             546
        SB Treasury Company, LLC                     5.544%      12/29/49                          500             495(B)
        Tenneco Incorporated                         11.625%     10/15/09                          250             255
        The AES Corporation                          9.50%       6/1/09                            250             253
        TRW Incorporated                             7.75%       6/1/29                          1,000             951
        Union Pacific Corporation                    6.625%      2/1/29                            750             633
        Verio Incorporated                           10.625%     11/15/09                          250             258
        VoiceStream Wireless Corporation             10.375%     11/15/09                          100             103
        VoiceStream Wireless Corporation             11.875%     11/15/09                          100              61
        Wal-Mart Stores, Inc.                        6.875%      8/10/09                           290             282
                                                                                                               -------
                                                                                                                13,808
                                                                                                               -------

        Foreign Governments-- 14.4%
        Banque Centrale De Tunisie                   8.25%       9/19/27                         1,000             814(D)
        Kingdom of Morocco                           6.844%      1/1/09                          1,619           1,465(D)
        Kingdom of Morocco                           6.844%      1/1/09                            110             100(D)
        Korea Electric Power Corp                    7.75%       4/1/13                            420             393(D)
        National Republic of Bulgaria                6.50%       7/28/11                         1,275           1,009(A,D)
        Republic of Argentina                        0%          10/15/02                          170             128(C,D)
        Republic of Argentina                        6.813%      3/31/05                           861             766(D)
        Republic of Argentina                        11.75%      4/7/09                            825             826(D)
        Republic of Argentina                        9.75%       9/19/27                           263             236(D)
        Republic of Brazil                           7.00%       4/15/09                           360             288(C,D,E)
        Republic of Brazil                           8.00%       4/15/14                           285             211(D,E)


Legg Mason Global Trust, Inc.

Global Income Trust -- Continued
                                                                Maturity
                                                    Rate          Date        Currency        Par              Value
-------------------------------------------------------------------------------------------------------------------
        Foreign Governments  -- Continued
        Republic of Colombia                         9.75%       4/23/09        USD                550           $ 527(D)
        Republic of Panama                           6.50%       7/17/14                           200             157(A,D)
        Republic of Panama                           4.25%       7/17/16                           200             157(D)
        Republic of Panama                           9.375%      4/1/29                            250             237(D)
        Republic of Peru                             4.50%       3/7/17                            785             544(D)
        Republic of Philippines                      9.875%      1/15/19                           300             295(D)
        Republic of Philippines                      9.50%       10/21/24                          500             506(D)
        Republic of South Korea                      8.875%      4/15/08                           580             610(D)
        State of Qatar                               9.50%       5/21/09                         1,000           1,047(B,D)
        United Mexican States                        10.375%     2/17/09                            50              54(D)
        United Mexican States                        11.50%      5/15/26                         1,535           1,822(D)
        United Mexican States                        11.50%      5/15/26                           230             273(D)
        Vnesheconombank                              6.906%      12/15/15                           25               4(A,B,D)
                                                                                                               -------
                                                                                                                12,469
                                                                                                               -------

        Mortgaged-Backed Securities-- 0.3%
        GMAC Commercial Mortgage
          Securities Inc.                            1.089%      7/15/09                         7,900             245(F)
                                                                                                               -------

        U.S. Government and Agency Obligations-- 21.4%
        Fannie Mae                                   6.625%      9/15/09                           210             204
        Fannie Mae                                   6.25%       5/15/29                           340             303
        Fannie Mae                                   6.50%       1/15/30                         5,400           5,088(G)
        Fannie Mae                                   7.50%       1/15/30                         3,000           2,966(G)
        Fannie Mae                                   6.21%       8/6/38                             60              52
        Freddie Mac                                  6.625%      9/15/09                           450             437
        Freddie Mac                                  7.00%       1/15/30                         2,400           2,323(G)
        Resolution Funding Corporation               0%          10/15/19                        3,200             803(H)
        United States Treasury Inflation-Indexed
          Security                                   3.625%      1/15/08                         1,855           1,766(I)
        United States Treasury Inflation-Indexed
          Security                                   3.625%      4/15/28                           510             455(I)
        United States Treasury Inflation-Indexed
          Security                                   3.875%      4/15/29                         3,806           3,553(I)
        United States Treasury Notes                 5.75%       6/30/01                           600             596
        United States Treasury Notes                 5.875%      11/15/04                           60              59
                                                                                                               -------
                                                                                                                18,605
                                                                                                               -------
                                                                                                                49,511
                                                                                                               -------
      Total Long-Term Debt Securities (Identified Cost-- $88,273)                                               88,095
-------------------------------------------------------------------------------------------------------------------


                                                                              Currency        Par              Value
----------------------------------------------------------------------------------------------------------------------
Warrants-- N.M.
      United States Dollar-- N.M.
      Firstcom Corporation                                                      USD                 18 wts         $ 0
      Republic of Argentina                                                                          1               2
                                                                                                               -------
      Total Warrants (Identified Cost-- $23)                                                                         2
----------------------------------------------------------------------------------------------------------------------
Short-Term Investments -- 6.4%
Options Purchased -- N.M.
      CHF Call / USD Put, February 2000,
        Strike Price $1.40                                                                         100(J)          N.M.
      Euribor Futures Call, July 2000,
        Strike Price $97.25                                                                        280(J)            4
      USD Call / ZAR Put, January 2000,
        Strike Price ZAR 6.1732                                                                     50(J)            5
      USD Put / Euro Call, June 2000,
        Strike Price $1.06                                                                       2,100(J)           32
                                                                                                               -------
                                                                                                                    41
                                                                                                               -------
      Repurchase Agreements-- 6.4%
      Lehman Brothers, Inc.
        3.75%, dated 12/31/99, to be repurchased at $538 on
        1/3/00 (Collateral:$550 Fannie Mae floating-rate notes,
        due 3/23/00, value $549)                                                                   538             538
      Merrill Lynch Government Securities, Inc.
        4.10%, dated 12/31/99, to be repurchased at $5,002 on
        1/3/00 (Collateral:$4,915 Fannie Mae notes, due
        2/1/05, value $5,273)                                                                    5,000           5,000
                                                                                                               -------
                                                                                                                 5,538
                                                                                                               -------
      Total Short-Term Investments (Identified Cost-- $5,755)                                                    5,579
----------------------------------------------------------------------------------------------------------------------
      Total Investments-- 108.1% (Identified Cost-- $94,051)                                                    93,676
      Other Assets Less Liabilities-- (8.1)%                                                                    (7,042)
                                                                                                               -------
      Net assets consisting of:
      Accumulated paid-in capital applicable to 9,332 shares outstanding                       $93,344
      Under/(over) distributed net investment income                                            (1,514)
      Accumulated net realized gain/(loss) on investment and
        foreign currency transactions                                                           (5,316)
      Unrealized appreciation/(depreciation) of investments and foreign
        currency transactions                                                                      120
                                                                                                ------
      Net assets-- 100.0%                                                                                      $86,634
                                                                                                               -------
      Net asset value per share                                                                                  $9.28
                                                                                                               -------

Legg Mason Global Trust, Inc.


Global Income Trust -- Continued
                                                                                                Actual     Appreciation/
                                                                               Expiration      Contracts  (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
      Options Written(K)
      U.S. Treasury Bond Futures Call, Strike Price $94                       February 00         20            $11
      U.S. Treasury Bond Futures Call, Strike Price $96                       February 00         30             20
      U.S. Treasury Bond Futures Call, Strike Price $98                            May 00         15              7
      U.S. Treasury Bond Futures Put, Strike Price $88                        February 00          1              0
      U.S. Treasury Bond Futures Put, Strike Price $90                        February 00         16             (5)
      U.S. Treasury Bond Futures Put, Strike Price $88                             May 00         10             (6)
                                                                                                            -------
                                                                                                                $27
                                                                                                            -------
      Futures Contracts Purchased(K)
      U.S. Treasury Bond Futures                                                 March 00         21           $(29)
      U.S. Treasury Bond Futures                                                 March 00          3            (11)
                                                                                                            -------
                                                                                                               $(40)
                                                                                                            -------

      Futures Contracts Sold(K)
      United Kingdom Long Gilt                                                   March 00         11           $ 40
      U.S. Treasury Bond Futures                                                 March 00         89            260
      U.S. Treasury Bond Futures                                                 March 00         12             23
                                                                                                            -------
                                                                                                               $323
                                                                                                            -------
-----------------------------------------------------------------------------------------------------------------------


(A) Indexed Security -- The rate of interest earned on each security is tied to the London Interbank Offered Rate (LIBOR). The coupon rate for each is the rate as of December 31, 1999.

(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional investors. These securities represent 2.3% of net assets.

(C) Stepped Coupon Security -- A bond which amortizes to par by a specific date, at which time it begins to accrue interest or pay dividends.

(D) Yankee Bond-- A dollar-denominated bond issued in the U.S. by foreign entities.

(E) Front-Loaded Interest Reduction Bond (FLIRB)-- Security pays a portion of the coupon in cash and a portion is capitalized as an increase in par.

(F) Stripped Security -- Security with interest-only payment streams. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

(G) When-Issued Security -- Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

(H) Zero-Coupon Bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(I) United States Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(J) This represents the actual number of contracts.

(K) Options and futures are described in more detail in the notes to financial statements.

N.M. - Not meaningful.


 See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1999
(Amounts in Thousands)

International Equity Trust
                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests-- 97.2%
      Argentina-- 0.3%
      Banco de Galicia y Buenos Aires S.A. de C.V.                                               171             $ 852
                                                                                                              --------

      Australia-- 3.0%
      Amcor Ltd.                                                                                 193               904
      Australia & New Zealand Banking Group Limited                                              137             1,000
      Commonwealth Bank of Australia                                                              42               720
      CSR Limited                                                                                288               699
      Newcrest Mining Limited                                                                    190               648(A)
      North Limited                                                                              593             1,398
      Orica Limited                                                                               91               492
      Pioneer International Limited                                                              235               708
      Qantas Airways Limited                                                                     499             1,244
      WMC Limited                                                                                180               994
                                                                                                              --------
                                                                                                                 8,807
                                                                                                              --------

      Belgium-- 1.0%
      Dexia                                                                                        5               739(A)
      Dexia - Strip VVPR                                                                           5              N.M.(A)
      Kredietbank-Bankverein AG                                                                   40             2,129
                                                                                                              --------
                                                                                                                 2,868
                                                                                                              --------

      Brazil-- 0.5%
      Tele Norte Leste Participacoes S.A. ADR                                                     63             1,601(A)
                                                                                                              --------

      Canada-- 1.6%
      Anderson Exploration Ltd.                                                                  107             1,274(A)
      Bank of Nova Scotia                                                                         19               404
      Canadian Natural Resources Ltd.                                                              8               200(A)
      Dofasco Inc.                                                                                64             1,271
      Renaissance Energy Ltd.                                                                    111             1,115(A)
      Sears Canada Inc.                                                                            1                39
      Stelco Inc.                                                                                 49               367
                                                                                                              --------
                                                                                                                 4,670
                                                                                                              --------
      Denmark-- 0.7%
      Tele Danmark A/S                                                                            28             2,058
                                                                                                              --------

      Finland-- 0.9%
      Nokia Oyj                                                                                   15             2,684(A)
                                                                                                              --------


Legg Mason Global Trust, Inc.

International Equity Trust -- Continued
                                                                                              Shares/Par       Value
-----------------------------------------------------------------------------------------------------------------------
      France-- 9.6%
      Assurances Generales de France                                                               5             $ 271
      Axa                                                                                          6               836(A)
      Banque Nationale de Paris                                                                   21             1,956
      Ciments Francais                                                                            19             1,304
      Compagnie de Saint-Gobain                                                                    9             1,636
      France Telecom S.A.                                                                         14             1,825
      Lagardere S.C.A.                                                                            22             1,197
      Pechiney SA                                                                                 25             1,794
      Pernod-Ricard SA                                                                            35             1,980
      PSA Peugeot Citroen                                                                          9             2,112
      Renault SA                                                                                  17               805
      SEITA                                                                                       40             1,791
      Societe Generale                                                                             9             2,001
      Suez Lyonnaise des Eaux                                                                     20             3,237(A)
      Suez Lyonnaise des Eaux - Strip                                                             20              N.M.(A)
      Total Fina SA                                                                               35             4,663
      Vivendi                                                                                     12             1,048
                                                                                                              --------
                                                                                                                28,456
                                                                                                              --------

      Germany-- 6.9%
      Allianz AG                                                                                   2               722(A)
      BASF AG                                                                                     48             2,453
      Bayer AG                                                                                    32             1,503
      DaimlerChrysler AG                                                                          19             1,446(A)
      Deutsche Bank AG                                                                            28             2,340
      Deutsche Pfrandbrief-und Hypothekenbank AG                                                  18             1,372
      Deutsche Telekom AG                                                                         28             2,008
      EM. TV &  Merchandising AG                                                                  17             1,109(A)
      HypoVereinsbank                                                                              3               225
      Metallgesellschaft AG                                                                       54             1,085
      Preussag Ag                                                                                 39             2,161
      Siemens AG                                                                                  31             3,970
                                                                                                              --------
                                                                                                                20,394
                                                                                                              --------

      Hong Kong-- 2.4%
      HSBC Holdings plc                                                                          100             1,402
      Hutchison Whampoa Limited                                                                  118             1,715
      New World Development Company Ltd.                                                         656             1,477
      Peregrine Investment Holdings Limited                                                      256           N.M.A,B
      Swire Pacific Ltd.                                                                         415             2,451
                                                                                                              --------
                                                                                                                 7,045
                                                                                                              --------


22

                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------



      India-- 0.1%
      ITC Limited GDR                                                                             16             $ 310(C)
                                                                                                              --------

      Indonesia-- 0.3%
      PT Indah Kiat Pulp & Paper Corporation Tbk                                               2,245               883
                                                                                                              --------

      Ireland-- 0.4%
      Kerry Group Plc                                                                             94             1,127(A)
                                                                                                              --------

      Italy-- 3.8%
      Banca Agricola Mantovana                                                                     7                66(A)
      ENI SpA                                                                                    485             2,668(A)
      Fiat SpA                                                                                    29               831(A)
      Finmeccanica S.p.A.                                                                      1,234             1,626(A)
      Italgas S.p.A.                                                                             231               875(A)
      Olivetti S.p.A.                                                                            867             2,509(A)
      Rolo Banca 1473                                                                             40               785(A)
      Telecom Italia Mobile (TIM) SpA                                                            103             1,155(A)
      Telecom Italia SpA                                                                          52               733(A)
                                                                                                              --------
                                                                                                                11,248
                                                                                                              --------
      Japan-- 30.4%
      Asahi Chemical Industry Co., Ltd.                                                          197             1,012
      Canon, Inc.                                                                                 70             2,782
      Chubu Electric Power Co., Inc.                                                             112             1,819(A)
      Chugai Pharmceutical Co., Ltd.                                                              97             1,049
      Credit Saison Co., Ltd.                                                                     32               554(A)
      Dai Nippon Printing Co., Ltd.                                                               84             1,340
      DAITO TRUST CONSTRUCTION CO., LTD.                                                          43               475(A)
      Daiwa Securities Group Inc.                                                                230             3,600
      Denso Corporation                                                                           74             1,767
      Ebara Corporation                                                                           94             1,049
      Eisai Company, Ltd.                                                                         42               811
      Fujitsu Limited                                                                            112             5,108(A)
      Furukawa Electric Co.                                                                      144             2,185
      Hitachi Ltd.                                                                               199             3,194
      Honda Motor Co., Ltd.                                                                       16               595
      Japan Radio Co., Ltd.                                                                       39               378
      Japan Tobacco, Inc.                                                                       N.M.               352(A)
      Kao Corporation                                                                             56             1,598
      Kawasaki Kisen Kaisha Ltd.                                                                 572               851
      Kirin Brewery Company, Ltd.                                                                 56               589
      Kishu Paper Co., Ltd.                                                                       10                16

Legg Mason Global Trust, Inc.



International Equity Trust -- Continued
                                                                                              Shares/Par       Value
-----------------------------------------------------------------------------------------------------------------------
      Japan -- Continued
      Kyocera Corporation                                                                         17           $ 4,409(A)
      Marubeni Corporation                                                                       234               982
      Maruzen Showa Unyu Co., Ltd.                                                                 6                11
      Matsushita Electric Industrial Company, Ltd.                                                39             1,080
      Mitsubishi Corporation                                                                      81               625
      Mitsubishi Electric Corporation                                                            108               698
      Mitsubishi Rayon Company, Ltd.                                                             538             1,306
      Mitsui O.S.K. Lines                                                                        189               318
      Murata Manufacturing Co., Ltd.                                                              13             3,054
      NAMCO LTD.                                                                                  19             1,231(A)
      NEC Corporation                                                                             37               882
      Nippon Steel Corporation                                                                   406               950
      Nippon Telegraph & Telephone Corporation (NTT)                                            N.M.             3,134(A)
      NTT Mobile Communications Network, Inc.                                                   N.M.             3,077(A)
      Rengo Co., Ltd.                                                                            120               617
      Ricoh Company, Ltd.                                                                         72             1,357
      Rinnai Corporation                                                                           2                45
      Rohm Company Ltd.                                                                            8             3,289
      Sankyo Company, Ltd.                                                                         9               666(A)
      Secom Co., Ltd.                                                                              7               771
      Sharp Corporation                                                                           47             1,203
      Shin-Etsu Chemical Co., Ltd.                                                                10               431
      Shinki Co., Ltd.                                                                            32               781(A)
      Shionogi & Co., Ltd.                                                                        71               862
      Sony Corporation                                                                            15             4,508(A)
      Sumitomo Forestry Company                                                                   11                85(A)
      Sumitomo Rubber Industries, Ltd.                                                            87               385
      Taisho Pharmaceutical Company, Ltd.                                                         45             1,321(A)
      Takeda Chemical Industries                                                                  47             2,323
      The Bank of Fukuoka, Ltd.                                                                   84               583(A)
      The Bank of Iwate, Ltd.                                                                   N.M.                 1(A)
      The Bank of Tokyo-Mitsubishi, Ltd.                                                         198             2,760(A)
      The Nikko Securities Co., Ltd.                                                              40               506
      The Sakura Bank, Ltd.                                                                       42               243
      The Sumitomo Bank, Ltd.                                                                    188             2,574
      The Tokai Bank Ltd.                                                                        102               643
      The Tokio Marine & Fire Insurance Co., Ltd.                                                 30               351(A)
      TODA CORPORATION                                                                            63               242
      Tokyo Electric Power                                                                        34               917(A)
      TOSHIBA CORPORATION                                                                        200             1,527(A)
      Tostem Corporation                                                                          28               503


24

                                                                                              Shares/Par       Value
-------------------------------------------------------------------------------------------------------------------



      Japan -- Continued
      Toyota Motor Corporation                                                                   114           $ 5,523
      Yamaha Motor Co., Ltd.                                                                      47               326
      Yamanouchi Pharmaceutical Co., Ltd.                                                         17               594(A)
      Yamazaki Baking Co., Ltd.                                                                   57               619
      Yokohama Rubber                                                                            140               275
                                                                                                              --------
                                                                                                                89,712
                                                                                                              --------
      Mexico-- 0.9%
      ALFA,  S.A.                                                                                308             1,446
      Cemex SA de CV                                                                             121               677
      Fomento Economico Mexicano, S.A. de C.V.                                                   135               603(A)
                                                                                                              --------
                                                                                                                 2,726
                                                                                                              --------
      Netherlands-- 5.3%
      ABN AMRO Holding NV                                                                        103             2,568
      AEGON N.V.                                                                                  10               966
      ASM Lithography Holding N.V.                                                                 7               745(A)
      CSM NV                                                                                      51             1,091(A)
      IHC Caland N.V.                                                                              9               314
      ING Groep N.V.                                                                              54             3,233
      Koninklijke (Royal) Philips Electronics N.V.                                                 5               721
      Royal Dutch Petroleum Company                                                               74             4,554
      Unilever NV                                                                                 20             1,111
      VIB N.V.                                                                                    13               362
                                                                                                              --------
                                                                                                                15,665
                                                                                                              --------

      Portugal-- 0.4%
      Cimpor-Cimentos de Portugal, SGPS, SA                                                       79             1,311(A)
                                                                                                              --------

      Singapore-- 2.7%
      DBS Land Limited                                                                           498               980
      DelGro Corporation Limited                                                                 237               733(A)
      Jardine Strategic Holdings Limited                                                         122               243
      Oversea-Chinese Banking Corporation Ltd.                                                   154             1,412(A)
      Overseas Union Bank Ltd.                                                                   403             2,360(A)
      TIBS Holdings Limited                                                                       97               112(A)
      United Overseas Bank Ltd.                                                                  226             1,996
                                                                                                              --------
                                                                                                                 7,836
                                                                                                              --------

      South Korea-- 1.0%
      Hana Bank                                                                                   38               295
      Korea Electric Power Corporation                                                            15               453(A)
      Pohang Iron & Steel Company Ltd.                                                             1                83(A)

Legg Mason Global Trust, Inc.


International Equity Trust -- Continued
                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------
      South Korea -- Continued
      Samsung Electronics                                                                          8           $ 1,893
      Samsung Fire & Marine Insurance                                                              6               199(A)
      Samsung Fire & Marine Insurance - Rights                                                     1                10(A)
                                                                                                              --------
                                                                                                                 2,933
                                                                                                              --------

      Spain-- 2.9%
      Banco Bilbao Vizcaya S.A.                                                                   62               880
      Banco Santander Central Hispano, SA                                                        111             1,257
      Fomento do Construcciones y Contratas S.A.                                                  47               953
      Hidroelectrica del Cantabrico, SA                                                           62               872(A)
      Iberdrola S.A.                                                                              84             1,170
      Repsol-YPF, S.A.                                                                            97             2,256(A)
      Telefonica S.A.                                                                             53             1,329
                                                                                                              --------
                                                                                                                 8,717
                                                                                                              --------
      Sweden-- 2.6%
      Electrolux AB                                                                               59             1,471
      Mo och Domsjo AB                                                                            33             1,178
      Sandvik AB                                                                                  36             1,140
      Svenska Cellulosa AB                                                                        65             1,919
      Volvo AB                                                                                    73             1,890
                                                                                                              --------
                                                                                                                 7,598
                                                                                                              --------
      Switzerland-- 5.0%
      Credit Suisse Group                                                                         15             2,952
      Julius Baer Holding Ltd.                                                                  N.M.               680
      Nestle SA                                                                                    1             1,356
      Novartis                                                                                     1             1,020(A)
      Roche Holding AG                                                                          N.M.               368(A)
      Schweizerische Rueckversicherungs-Gesellschaft                                               1             1,921
      Swisscom AG                                                                                  5             1,921(A)
      UBS AG                                                                                       4             1,188(A)
      Valora Holding AG                                                                            5             1,284
      Zurich Allied AG                                                                             4             2,067(A)
                                                                                                              --------
                                                                                                                14,757
                                                                                                              --------

      Thailand-- 0.9%
      Bangkok Bank Public Company Limited                                                        498             1,256
      The Siam Cement Public Company Limited                                                      44             1,446
                                                                                                              --------
                                                                                                                 2,702
                                                                                                              --------



26

                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------
      Turkey-- 1.4%
      Aksigorta A.S.                                                                          20,193           $ 1,229
      Alcatel Teletas Telekomunikasyon Endustri ve Ticaret A.S.                                2,213               490(A)
      Dogan Sirketler Grubu Holding A.S.                                                      27,536               812(A)
      Eregli Demir ve Celik Fabrikalari T.A.S.                                                15,501               643
      Koc Holding A.S.                                                                         5,712             1,053
                                                                                                              --------
                                                                                                                 4,227
                                                                                                              --------

      United Kingdom-- 12.2%
      Arjo Wiggins Appleton p.l.c.                                                               241               812
      ARM Holdings plc                                                                            44             2,941(A)
      AstraZeneca Group plc                                                                       25             1,047
      Baltimore Technologies plc                                                                   4               338(A)
      Barclays PLC                                                                                72             2,072
      Bowthorpe plc                                                                               45               787
      BP Amoco plc                                                                                91               921
      Britax International plc                                                                   126               242
      British Telecommunications plc                                                             198             4,796
      Centrica plc                                                                               712             2,068(A)
      Cookson Group plc                                                                          147               592
      Enterprise Inns plc                                                                         54               355(A)
      George Wimpey plc                                                                          597             1,070
      Glaxo Wellcome plc                                                                          16               448
      Glynwed International plc                                                                  192               744
      Henlys Group plc                                                                            12                85(A)
      Independent Insurance Group plc                                                             12                53(A)
      Lex Service plc                                                                            182             1,094
      Logica plc                                                                                  68             1,765
      Millennium & Copthorne Hotels plc                                                           75               462(A)
      National Westminster Bank PLC                                                               40               859
      Pilkington plc                                                                             179               244
      Rolls-Royce plc                                                                            310             1,078
      Royal Bank of Scotland Group plc                                                            69             1,229
      Severn Trent plc                                                                            37               371
      Signet Group plc                                                                           727               770(A)
      The Mayflower Corporation plc                                                               83               291(A)
      The Sage Group plc                                                                         221             2,706(A)
      Trinity Mirror plc                                                                         102             1,090
      Vodafone Group plc                                                                         548             2,731
      W.H. Smith Group plc                                                                        24               186

Legg Mason Global Trust, Inc.



International Equity Trust -- Continued
                                                                                              Shares/Par       Value
---------------------------------------------------------------------------------------------------------------------
      United Kingdom -- Continued
      William Morrison Supermarkets plc                                                          449             $ 964(A)
      Wolseley plc                                                                                96               733
                                                                                                              --------
                                                                                                                35,944
                                                                                                              --------
      Total Common Stocks and Equity Interests (Identified Cost-- $238,580)                                    287,131
----------------------------------------------------------------------------------------------------------------------
Repurchase Agreement-- 3.0%
      Bank of America
         3.10%, dated 12/31/99, to be repurchased at $8,696 on 1/3/00
         (Collateral:$10,230 Freddie Mac mortgage-backed securities, 6%, due
         9/1/28, value $9,695)
         (Identified Cost-- $8,693)                                                          $ 8,693             8,693
----------------------------------------------------------------------------------------------------------------------
      Total Investments-- 100.2% (Identified Cost-- $247,273)                                                  295,824
      Other Assets Less Liabilities-- (0.2)%                                                                      (538)
                                                                                                              --------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
         20,746 Primary Class shares outstanding                                            $244,122
             4 Navigator Class shares outstanding                                                 50
      Overdistributions of net investment income                                              (1,029)
      Accumulated net realized gain/(loss) on investments
         and currency transactions                                                             3,549
      Unrealized appreciation/(depreciation) of investments
         and currency transactions                                                            48,594
                                                                                             -------

      Net assets -- 100.0%                                                                                    $295,286
                                                                                                              --------
      Net asset value per share:
        Primary Class                                                                                           $14.23
                                                                                                              --------
        Navigator Class                                                                                         $14.26
                                                                                                              --------
----------------------------------------------------------------------------------------------------------------------

(A)  Non-income producing.

(B)  In bankruptcy proceedings.

(C) Rule 144a Security--A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.1% of net assets.

N.M. - Not meaningful.

See notes to financial statements.

28

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1999
(Amounts in Thousands)

Emerging Markets Trust
                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------

Common Stocks and Equity Interests-- 89.7%
      Argentina-- 0.7%
      Banco de Galicia y Buenos Aires S.A de C.V. ADR                                             23             $ 458
      IRSA Inversiones y Representaciones S.A. GDR                                                10               327
                                                                                                              --------
                                                                                                                   785
                                                                                                              --------

      Brazil-- 6.4%
      Companhia Siderurgica Nacional                                                          17,300               670(A)
      Embratel Participacoes S.A.                                                             92,300             1,543(A)
      Petroleo Brasileiro S.A.                                                                12,200             2,701(A)
      Tele Centro Sul Participacoes S.A. ADR                                                       8               681
      Tele Norte Leste Participacoes S.A. ADR                                                     84             2,137(A)
                                                                                                              --------
                                                                                                                 7,732
                                                                                                              --------

      Chile-- 0.2%
      Sociedad Quimica y Minera de Chile SA ADR                                                    8               256
      Sociedad Quimica y Minera de Chile SA ADR - Rights                                        N.M.                11(A)
                                                                                                              --------
                                                                                                                   267
                                                                                                              --------

      China-- 4.2%
      Brilliance China Automotive Holdings Limited                                               591             1,883
      China Travel International Investment Hong Kong Limited                                  2,000               288
      Huaneng Power International, Inc.                                                        3,000               714(A)
      Jiangxi Copper Company Ltd.                                                              2,870               321
      Konka Group Co., Ltd.                                                                      700               531
      Shenyang Public Utility Holdings Company Limited                                         5,000               701(A)
      Shenzhen Expressway Company Limited                                                      2,000               317(B)
      Zhejiang Expressway Co. Ltd.                                                             2,000               304(A)
                                                                                                              --------
                                                                                                                 5,059
                                                                                                              --------
      Croatia-- 0.2%
      Pliva d.d. GDR                                                                              20               266(B)
                                                                                                              --------

      Egypt-- 1.2%
      Egyptian Company for Mobile Service (MobiNil)                                               30             1,375(A)
      International Food Egypt                                                                     5                59(A)
                                                                                                              --------
                                                                                                                 1,434
                                                                                                              --------

      Greece-- 1.7%
      Alpha Credit Bank                                                                           15             1,181
      Hellenic Telecommunications Organization SA (OTE)                                           38               889
                                                                                                              --------
                                                                                                                 2,070
                                                                                                              --------

Legg Mason Global Trust, Inc.


Emerging Markets Trust -- Continued
                                                                                              Shares/Par       Value
-----------------------------------------------------------------------------------------------------------------------
      Hong Kong-- 3.7%
      Brilliance China Automotive Holdings Limited                                               103             $ 356(A)
      China Everbright Limited                                                                   300               245(A)
      China Pharmaceutical Enterprise and Investment
         Corporation Limited - Warrants                                                           95                 2(A)
      China Telecom (Hong Kong) Limited                                                          230             1,435(A)
      Guangdong Brewery Holdings Limited                                                       5,000               244(A)
      GZI Transport Limited                                                                    1,500               230(A)
      Legend Holdings Limited                                                                    250               619(A)
      TCL International Holdings Limited                                                       2,000             1,389(A)
                                                                                                              --------
                                                                                                                 4,520
                                                                                                              --------
      Hungary-- 1.0%
      OTP Bank Rt.                                                                                13               756(A)
      Synergon Information Systems GDR                                                            43               412(A,B)
                                                                                                              --------
                                                                                                                 1,168
                                                                                                              --------

      India-- 15.1%
      Cipla Ltd.                                                                                  35             1,119(A)
      HCL Technologies LTD                                                                        30               400(A)
      Himachal Futuristic Communications, Ltd.                                                   225             3,504(A)
      Hughes Software Systems                                                                     31             2,962(A)
      Infosys Technologies Limited                                                                 6             1,835
      Ranbaxy Laboratories Limited                                                               100             2,122(A)
      Vikas WSP Limited                                                                            2                38(A)
      VisualSoft (India) Limited                                                                   7             1,259(A)
      Zee Telefilms Ltd.                                                                         200             5,024
                                                                                                              --------
                                                                                                                18,263
                                                                                                              --------
      Indonesia-- 1.8%
      PT Bank Internasional Indonesia - Warrants                                                  54              N.M.(A)
      PT Hanjaya Mandala Sampoerna Tbk                                                           325               827(A)
      PT Lippo Bank Tbk                                                                       18,921               677
      PT Ramayana Lestari Sentosa Tbk                                                            764               645(A)
                                                                                                              --------
                                                                                                                 2,149
                                                                                                              --------
      Israel-- 1.9%
      Bank Hapoalim                                                                              145               451
      Makhteshim-Agan Industries Ltd.                                                            149               260(A)
      NICE Systems Ltd. ADR                                                                       12               574(A)
      Orbotech Ltd.                                                                               13             1,023(A)
                                                                                                              --------
                                                                                                                 2,308
                                                                                                              --------


30

                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------
      Malaysia-- 4.7%
      Arab Malaysian Finance Berhad                                                              800             $ 884
      Commerce Asset-Holding Berhad                                                              355               911
      Lingui Developments Berhad                                                                 470               502(A)
      Magnum Corporation Berhad                                                                  900               673
      Malaysian Pacific Industries Berhad                                                        146               941
      Resorts World Berhad                                                                       484             1,389
      Technology Resources Industries Berhad                                                     602               372
                                                                                                              --------
                                                                                                                 5,672
                                                                                                              --------

      Mexico-- 11.7%
      Alfa, S.A.                                                                                 295             1,385
      Carso Global Telecom                                                                       119             1,118
      Cemex SA de CV                                                                            N.M.              N.M.(A)
      Cemex SA de CV - Warrants                                                                    3                14(A)
      Cemex SA de CV ADR                                                                          68             1,903(A)
      Consorcio Ara, S.A. de C.V.                                                                225               373(A)
      Corporation GEO, S.A. de C.V.                                                              206               776(A)
      Fomento Economico Mexicana, SA de C.V. ADR                                                  30             1,335
      Grupo Financiero Banamex Accival, SA de CV (Banacci)                                       357             1,432(A)
      Grupo Televisa S.A. ADR                                                                     35             2,389(A)
      Telefonos de Mexico SA                                                                     614             3,435
                                                                                                              --------
                                                                                                                14,160
                                                                                                              --------

      Namibia-- 1.0%
      Namibian Minerals Corporation                                                              204             1,246(A)
                                                                                                              --------

      Philippines-- 1.0%
      First Philippine Holdings Corporation                                                      700               599(A)
      Manila Electric Company                                                                    209               598
                                                                                                              --------
                                                                                                                 1,197
                                                                                                              --------

      Poland-- 1.0%
      Orbis S.A.                                                                                  38               329(A)
      Softbank S. A.                                                                              12               397(A)
      Telekomunikacja Polska S.A.                                                                 81               533(A)
                                                                                                              --------
                                                                                                                 1,259
                                                                                                              --------

      Russia-- 0.2%
      OAO LUKoil ADR                                                                               5               232
                                                                                                              --------

      Singapore-- 0.9%
      Total Access Communication Public Company Limited                                          286             1,127(A)
                                                                                                              --------

Legg Mason Global Trust, Inc.


Emerging Markets Trust -- Continued
                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------
      South Africa-- 4.4%
      Anglo American plc                                                                          14            $  882
      Impala Platinum Holdings Limited                                                             9               356
      Rembrandt Group Limited                                                                    161             1,529
      Sappi Limited                                                                               33               326
      Sasol Limited                                                                              193             1,628
      Southern Africa Fund, Inc.                                                                  40               591(A)
                                                                                                              --------
                                                                                                                 5,312
                                                                                                              --------
      South Korea-- 13.3%
      Hana Bank                                                                                  100               779
      Hyundai Electronics Industries Co                                                           30               637(A)
      KNC                                                                                        100               370(A)
      Korea Electric Power Corporation                                                            50             1,550(A)
      Korea Electric Power Corporation ADR                                                        15               251
      Korea Telecom Corporation                                                                   10             1,576(A)
      Korea Telecom Corporation ADR                                                               16             1,166(A)
      Korea Thrunet Co., Ltd.                                                                      5               339(A)
      Korea Tobacco & Ginseng Corporation                                                         20               442(A)
      LG Information & Communication                                                               9             1,490(A)
      Pohang Iron & Steel Company Ltd.                                                             3               284(A)
      Samsung Electronics                                                                         21             5,012
      Samsung Fire & Marine Insurance                                                             19               593(A)
      Samsung Fire & Marine Insurance - Rights                                                     4                31(A)
      Shinsegae Department Store Company                                                          15               758(A)
      Ssangyong Oil Refining Company Ltd.                                                         30               790(A)
                                                                                                              --------
                                                                                                                16,068
                                                                                                              --------

      Taiwan-- 4.8%
      Asustek Computer, Inc.                                                                     100             1,055(A)
      China Development Industrial Bank Inc.                                                     450               717(A)
      D-Link Corporation                                                                         400               867(A)
      Evergreen Marine Corporation                                                               800               658
      Formosa Chemicals & Fibre Corporation                                                      190               240(A)
      Hon Hai Precision Industry Co., Ltd                                                         50               373(A)
      Taiwan Semiconductor Manufacturing Company                                                 293             1,556(A)
      Yuanta Securities Corporation                                                              288               310(A)
                                                                                                              --------
                                                                                                                 5,776
                                                                                                              --------


32

                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------
      Thailand-- 1.4%
      Bank Of Ayudhya Public Company Limited                                                   1,050             $ 446(A)
      Shin Corporations Public Company Limited                                                   125             1,179
                                                                                                              --------
                                                                                                                 1,625
                                                                                                              --------
      Turkey-- 6.1%
      Dogan Sirketler Grubu Holding A.S.                                                     104,000             3,068(A)
      Netas Northern Electric Telekomunikasyon A.S.                                           19,520             2,591
      Vestel Electronik Sanayi ve Ticaret A.S.                                                 7,000             1,678(A)
                                                                                                              --------
                                                                                                                 7,337
                                                                                                              --------

      United States-- 1.1%
      Global TeleSystems Group, Inc.                                                              38             1,309(A)
                                                                                                              --------
      Total Common Stocks and Equity Interests (Identified Cost-- $68,671)                                     108,341
----------------------------------------------------------------------------------------------------------------------
Preferred Shares-- 8.2%
      Brazil-- 7.2%
      Banco Bradesco S.A.                                                                    117,200               919
      Banco Bradesco S.A. - Rights                                                             6,270                25(A)
      Banco Itau S.A.                                                                          4,800               412
      Companhia Cervejaria Brahma ADR                                                             45               627
      Companhia Paranaense de Energia-Copel ADR                                                   53               490
      Companhia Siderurgica de Tubarao                                                        20,000               326
      Companhia Vale do Rio Doce                                                                  40             1,107
      Eletropaulo Metropolitana - Eletricidade de Sao Paulo S.A.                              18,800             1,218(A)
      Empresa Brasileira de Aeronautica S.A.                                                     145               654(A)
      Gerdau S.A.                                                                             44,105             1,172
      Globo Cabo S.A. ADR                                                                         13               234(A)
      IKPC - Industrias Klabin de Papel e Celulose S.A.                                           23                19
      Itausa - Investimentos Itau S.A.                                                           570               590
      Ultrapar Participacoes SA ADR                                                               16               189(A)
      Votorantim Celulose e Papel S.A.                                                        16,100               740
                                                                                                              --------
                                                                                                                 8,722
                                                                                                              --------
      Thailand-- 1.0%
      Siam Commercial Bank Public Company Limited                                                660               806(A)
      Siam Commercial Bank Public Company Limited - Warrants                                     860               400(A)
                                                                                                              --------
                                                                                                                 1,206
                                                                                                              --------
      Total Preferred Shares (Identified Cost-- $6,616)                                                          9,928
----------------------------------------------------------------------------------------------------------------------

Legg Mason Global Trust, Inc.



Emerging Markets Trust -- Continued
                                                                                              Shares/Par       Value
---------------------------------------------------------------------------------------------------------------------
Repurchase Agreement-- 4.6%
      Bank of America
         3.10%, dated 12/31/99, to be repurchased at $5,487 on 1/3/00
         (Collateral:$6,113 Freddie Mac mortgage-backed securities, 6%, due
         9/1/28, value $5,626)
         (Identified Cost-- $5,485)                                                          $ 5,485           $ 5,485
----------------------------------------------------------------------------------------------------------------------
      Total Investments-- 102.5% (Identified Cost-- $80,772)                                                   123,754
      Other Assets Less Liabilities-- (2.5)%                                                                    (2,996)
                                                                                                              --------
      Net assets consisting of:
      Accumulated paid-in capital applicable to 8,624 shares outstanding                   $  99,564
      Accumulated net investment income/(loss)                                                  (794)
      Accumulated net realized gain/(loss) on investments and
         currency transactions                                                               (17,111)
      Unrealized appreciation/(depreciation) of investments and
         currency transactions                                                                39,099
                                                                                            --------
      Net assets-- 100.0%                                                                                     $120,758.
                                                                                                              --------
      Net asset value per share                                                                                 $14.00
                                                                                                              --------
----------------------------------------------------------------------------------------------------------------------

(A)  Non-income producing.
(B) Rule 144a security -- a security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.8% of net assets.
N.M. - Not meaningful.
ADR - American Depository Receipt
GDR - Global Depository Receipt

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
December 31, 1999
(Amounts in Thousands)

Europe Fund
                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests-- 91.1%
      Finland-- 4.0%
      Nokia Oyj                                                                                   30           $ 5,386
                                                                                                              --------

      France-- 17.3%
      Aventis S.A.                                                                                57             3,291
      Axa                                                                                         25             3,498
      Banque Nationale de Paris                                                                   27             2,505
      Elf Aquitaine SA                                                                          N.M.              N.M.
      France Telecom S.A.                                                                         22             2,858
      Societe Generale                                                                             8             1,824(A)
      STMicroelectronics                                                                          16             2,519
      Total Fina SA                                                                               32             4,284
      Vivendi                                                                                     30             2,670
                                                                                                              --------
                                                                                                                23,449
                                                                                                              --------

      Germany-- 8.6%
      BASF AG                                                                                     54             2,765
      Epcos AG                                                                                    25             1,872(A)
      Mannesmann AG                                                                               22             5,205
      Preussag AG                                                                                 34             1,913
                                                                                                              --------
                                                                                                                11,755
                                                                                                              --------
      Greece-- 1.1%
      Alpha Credit Bank                                                                           19             1,493
                                                                                                              --------

      Ireland-- 3.6%
      Allied Irish Banks plc                                                                     122             1,383
      Anglo Irish Bank Corporation plc                                                           635             1,478
      CRH plc                                                                                     92             1,989
                                                                                                              --------
                                                                                                                 4,850
                                                                                                              --------

      Italy-- 3.7%
      Tecnost SpA                                                                                753             2,843(A)
      Unicredito Italiano SpA                                                                    444             2,181
                                                                                                              --------
                                                                                                                 5,024
                                                                                                              --------

      Netherlands-- 9.5%
      AEGON N.V.                                                                                  29             2,846
      Equant                                                                                       8               942(A)
      Getronics NV                                                                                28             2,228(A)
      Koninklijke (Royal) Philips Electronics N.V.                                                25             3,464
      Koninklijke Ahold NV                                                                        56             1,656
      VNU NV                                                                                      33             1,753
                                                                                                              --------
                                                                                                                12,889
                                                                                                              --------

Legg Mason Global Trust, Inc.

Europe Fund -- Continued


                                                                                              Shares/Par       Value
----------------------------------------------------------------------------------------------------------------------
      Portugal-- 1.7%
      Portugal Telecom S.A.                                                                      207           $ 2,276
                                                                                                              --------

      Spain-- 2.3%
      Telefonica S.A.                                                                            127             3,184(A)
                                                                                                              --------

      Sweden-- 6.4%
      Hennes & Mauritz AB                                                                         50             1,660
      Skandia Forsakrings AB                                                                      87             2,629
      Telefonaktienbolaget LM Ericsson                                                            69             4,452
                                                                                                              --------
                                                                                                                 8,741
                                                                                                              --------

      Switzerland-- 5.8%
      Adecco SA                                                                                    2             1,909
      Credit Suisse Group                                                                         11             2,116
      Roche Holding AG                                                                            50             3,869
                                                                                                              --------
                                                                                                                 7,894
                                                                                                              --------

      United Kingdom-- 27.1%
      BP Amoco Plc                                                                               510             5,148
      British Aerospace PLC                                                                      323             2,122
      British Telecommunications plc                                                             190             4,594
      Glaxo Wellcome plc                                                                          92             2,608
      Granada Group plc                                                                          172             1,732
      Hays plc                                                                                   163             2,600
      Kingfisher plc                                                                             240             2,666
      National Westminster Bank PLC                                                               69             1,491
      Royal Bank of Scotland Group plc                                                           113             2,007
      Shell Transport & Trading Company                                                          269             2,234
      SmithKline Beecham Plc                                                                     187             2,376
      Stagecoach Holdings plc                                                                    586             1,505
      Vodafone Group plc                                                                         757             3,773
      WPP Group plc                                                                              121             1,892
                                                                                                              --------
                                                                                                                36,748
                                                                                                              --------
      Total Common Stocks and Equity Interests (Identified Cost-- $93,134)                                     123,689
----------------------------------------------------------------------------------------------------------------------
Preferred Shares-- 6.2%
      Germany-- 6.2%
      Marschollek, Lautenschlaeger und Partner AG                                                  8             2,375
      Porsche AG                                                                                   1             1,578
      SAP AG                                                                                       7             4,462
                                                                                                              --------
      Total Preferred Shares (Identified Cost-- $6,341)                                                          8,415
----------------------------------------------------------------------------------------------------------------------


36

                                                                                              Shares/Par       Value
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement-- 1.7%
      State Street Bank &Trust Company
         2.50%, dated 12/31/99, to be repurchased at $2,289
         on 1/3/00 (Collateral:$2,315 U.S. Treasury Inflation-
         Indexed Securities, 3.63%, due 1/15/08, value $2,471)
         (Identified Cost-- $2,289)                                                          $ 2,289           $ 2,289
----------------------------------------------------------------------------------------------------------------------
      Total Investments-- 99.0% (Identified Cost-- $101,764)                                                   134,393
      Other Assets Less Liabilities-- 1.0%                                                                       1,295
                                                                                                              --------
      Net assets consisting of:
      Accumulated paid-in capital applicable to:
         2,038 Primary Class shares outstanding                                            $  51,943
         2,741 Class A shares outstanding                                                     45,193
           14 Navigator Class shares outstanding                                                (668)
      Accumulated net investment income/(loss)                                                  (257)
      Accumulated net realized gain/(loss) on investments and
         foreign currency transactions                                                         6,868
      Unrealized appreciation/(depreciation) of investments and
         foreign currency transactions                                                        32,609
                                                                                          ----------
      Net assets-- 100.0%                                                                                     $135,688
                                                                                                              --------
      Net asset value per share:

         Primary Class                                                                                          $27.90
                                                                                                              --------
         Class A                                                                                                $28.61
                                                                                                              --------
         Navigator Class                                                                                        $28.73
                                                                                                              --------
      Maximum offering price per share:
         (net asset value plus sales charge of 4.75% of offering price)
         Class A                                                                                                $30.04
                                                                                                              --------
----------------------------------------------------------------------------------------------------------------------

(A) Non-income producing.
N.M. - Not meaningful.

See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                                                                     Year Ended 12/31/99
                                                                       --------------------------------------------
                                                                         Global   International Emerging
                                                                         Income      Equity      Markets     Europe
                                                                          Trust       Trust       Trust       Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
      Interest                                                           $ 6,689      $ 263       $  73         $ 77
      Dividends                                                               --      5,803         975        1,587
          Less foreign tax withheld                                          (15)      (732)        (79)        (121)
                                                                         -------   --------    --------     --------
          Total income                                                     6,674      5,334         969        1,543
                                                                         -------   --------    --------     --------

Expenses:
      Management fee                                                         772      1,932         674        1,084
      Distribution and service fees                                          772      2,575         674          609
      Transfer agent and shareholder servicing expense                        72        262          96           73
      Audit and legal fees                                                    81         59          51           56
      Custodian fees                                                         207        558         287          274
      Directors' fees                                                          5         11           6           32
      Organization expense                                                    --         14          15           72
      Registration fees                                                        7         15          18           58
      Reports to shareholders                                                 20         51          20           23
      Other expenses                                                          21         14          10           16
                                                                         -------   --------    --------     --------
                                                                           1,957      5,491       1,851        2,297
          Less fees waived                                                    --         --        (166)          --
                                                                         -------   --------    --------     --------
          Total expenses, net of waivers                                   1,957      5,491       1,685        2,297
                                                                         -------   --------    --------     --------
      NET INVESTMENT INCOME/(LOSS)                                         4,717       (157)       (716)        (754)
                                                                         -------   --------    --------     --------

Net Realized and Unrealized Gain/(Loss) on Investments:
      Realized gain/(loss) on:
          Investments, options and futures                                (4,460)    39,978       5,578(A)    20,942
          Foreign currency transactions                                   (3,537)      (264)       (337)      (3,164)
                                                                         -------   --------    --------     --------
                                                                          (7,997)    39,714       5,241       17,778
                                                                         -------   --------    --------     --------

      Change in unrealized appreciation/(depreciation) of:
          Investments, options and futures                                (1,189)    10,677      46,418(B)    10,212
          Assets and liabilities denominated in foreign currencies             5         75          (1)          (6)
                                                                         -------   --------    --------     --------
                                                                          (1,184)    10,752      46,417       10,206
                                                                         -------   --------    --------     --------
      NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS              (9,181)    50,466      51,658       27,984
-------------------------------------------------------------------------------------------------------------------

      CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                     $(4,464)   $50,309     $50,942      $27,230
-------------------------------------------------------------------------------------------------------------------

(A)  Net of foreign taxes of $808.
(B)  Net of deferred foreign taxes of $3,876.

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)
                                                Global           International          Emerging
                                                Income              Equity               Markets             Europe
                                                 Trust               Trust                Trust               Fund
                                          ------------------- -------------------  ---------------------------------------
                                              Years Ended         Years Ended          Years Ended         Years Ended
                                         12/31/99   12/31/98  12/31/99  12/31/98   12/31/99  12/31/98  12/31/99  12/31/98
--------------------------------------------------------------------------------------------------------------------------
Change in Net Assets:
      Net investment income/(loss)       $  4,717    $ 5,616    $ (157)    $ 144     $ (716)     $ 51    $ (754)   $ (179)
      Net realized gain/(loss) on
        investments, options, futures
        and foreign currency transactions  (7,997)     4,201    39,714    (9,181)     5,241   (20,750)   17,778    13,074
      Change in unrealized appreciation/
        (depreciation) of investments,
        options, futures and assets and
        liabilities denominated in
        foreign currencies                 (1,184)     3,200    10,752    25,859     46,417       293    10,206    10,360
-------------------------------------------------------------------------------------------------------------------------
      Change in net assets resulting
        from operations                    (4,464)    13,017    50,309    16,822     50,942   (20,406)   27,230    23,255
      Distributions to shareholders:
        From net investment income:
          Primary Class                      (657)    (5,948)     (992)   (2,768)        --        --      (132)     (355)
          Class A                             N/A        N/A       N/A       N/A        N/A       N/A      (166)     (862)
          Navigator Class                     N/A        N/A        (1)       (1)       N/A       N/A        (1)       (4)
        In excess of net investment income:
          Primary Class                    (4,035)        --        --        --         --        --        --        --
        From net realized gain on
         investments:
          Primary Class                      (881)      (744)  (16,590)       --         --        --    (3,892)   (4,213)
          Class A                             N/A        N/A       N/A       N/A        N/A       N/A    (5,428)   (8,621)
          Navigator Class                     N/A        N/A        (3)       --        N/A       N/A       (27)      (31)
      Change in net assets from Fund share transactions:
          Primary Class                   (24,134)   (22,252)    3,997    16,808     27,475    (2,555)   17,600    34,008
          Class A                             N/A        N/A       N/A       N/A        N/A       N/A    10,439    (3,590)
          Navigator Class                     N/A        N/A        --        50        N/A       N/A        87   (10,189)
-------------------------------------------------------------------------------------------------------------------------
      Change in net assets                (34,171)   (15,927)   36,720    30,911     78,417   (22,961)   45,710    29,398

Net Assets:
      Beginning of year                   120,805    136,732   258,566   227,655     42,341    65,302    89,978    60,580
-------------------------------------------------------------------------------------------------------------------------
      End of year                        $ 86,634   $120,805  $295,286  $258,566   $120,758  $ 42,341  $135,688   $89,978
-------------------------------------------------------------------------------------------------------------------------
      Under/(over) distributed
        net investment income            $ (1,514) $  (2,018) $ (1,029) $ (4,570)    $ (794)    $ (13)   $ (257)   $ (836)
-------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

Financial Highlights

Legg Mason Global Trust, Inc.

           Contained below is per share operating performance data for a Primary Class share and, with respect to Europe Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.



                                                  Investment Operations                                         Distributions:
                                         -----------------------------------------  -----------------------------------------------
                                                  Net Realized and
                                                  Unrealized Gain
                                                 (Loss) on Invest-                                                      From
                        Net Asset      Net        ments, Options,         Total          From        In Excess          Net
                         Value,    Investment     Futures and              From           Net         of Net          Realized
                        Beginning   Income       Foreign Currency       Investment    Investment    Investment        Gain on
                         of Year     (Loss)        Transactions          Operations     Income        Income        Investments
-----------------------------------------------------------------------------------------------------------------------------------

Global Income Trust
        -Primary Class
        Years Ended
        Dec. 31,
--------------------------------------------------------------------------------------------------------------------------------
        1999             $10.14    $ .40                $(.74)            $ (.34)   $  (.01)        $ (.43)           $(.08)
        1998               9.60      .37                  .70               1.07       (.47)            --             (.06)
--------------------------------------------------------------------------------------------------------------------------------
        1997              10.41      .54                 (.71)              (.17)      (.48)          (.05)            (.11)
        1996              10.33      .59                  .21                .80       (.62)            --             (.10)
--------------------------------------------------------------------------------------------------------------------------------
        1995               9.54      .63                 1.32               1.95      (1.16)            --               --

International Equity
       Trust
        -Primary Class
        Years Ended
        Dec. 31,
--------------------------------------------------------------------------------------------------------------------------------
         1999            $12.64      $--                $2.51             $ 2.51    $  (.05)          $ --          $  (.87)
         1998             11.78      .01                  .99               1.00       (.14)            --               --
--------------------------------------------------------------------------------------------------------------------------------
        1997              12.09      .02                  .19                .21       (.08)            --             (.44)
        1996              10.70      .02(B)              1.74               1.76       (.05)            --             (.32)
--------------------------------------------------------------------------------------------------------------------------------
        1995C             10.00      .04(B)               .77                .81       (.04)            --               --

Emerging Markets
    Trust
        -Primary Class
        Years Ended
        Dec. 31,
--------------------------------------------------------------------------------------------------------------------------------
         1999            $ 6.96    $(.08)(F)            $7.12             $ 7.04       $ --          $  --            $  --
         1998              9.85      .01(F)             (2.90)             (2.89)        --             --               --
--------------------------------------------------------------------------------------------------------------------------------
        1997              10.51     (.02)(F)             (.63)              (.65)      (.01)            --               --
        1996G             10.00     (.03)(F)              .57                .54       (.03)            --               --
--------------------------------------------------------------------------------------------------------------------------------







                                                                                             Ratios/Supplemental Data
                         -----------------------------                    ----------------------------------------------------------


                          In Excess                                                                       Net
                            of Net                       Net Asset                                     Investment
                           Realized                        Value,                       Expenses      Income (Loss)       Portfolio
                           Gain on         Total          End of           Total       to Average      to Average         Turnover
                          Investments   Distributions      Year            Return(A)   Net Assets       Net Assets          Rate
------------------------------------------------------------------------------------------------------------------------------------

Global Income Trust
        -Primary Class
        Years Ended
        Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
        1999               $ --         $  (.52)         $ 9.28            (3.23)%       1.90%             4.58%              354%
        1998                 --            (.53)          10.14            11.50%        1.87%             4.51%              288%
------------------------------------------------------------------------------------------------------------------------------------
        1997                 --            (.64)           9.60            (1.69)%       1.86%             5.39%              241%
        1996                 --            (.72)          10.41             8.22%        1.86%             5.80%              172%
------------------------------------------------------------------------------------------------------------------------------------
        1995                 --           (1.16)          10.33            20.80%        1.81%             5.72%              169%

International Equity
       Trust
        -Primary Class
        Years Ended
        Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
         1999              $ --         $  (.92)         $14.23            20.58%        2.13%             (.06)%            148%
         1998                --            (.14)          12.64             8.49%        2.14%              .06%              72%
------------------------------------------------------------------------------------------------------------------------------------
        1997                 --            (.52)          11.78             1.76%        2.17%              .17%              59%
        1996                 --            (.37)          12.09            16.49%        2.25%(B)           .21%(B)           83%
------------------------------------------------------------------------------------------------------------------------------------
        1995C              (.07)           (.11)          10.70             8.11%(D)     2.25%(B,E)         .52%(B,E)         58%(E)

Emerging Markets
    Trust
        -Primary Class
        Years Ended
        Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
         1999              $ --            $ --          $14.00           101.15%        2.50%(F)         (1.06)%(F)         123%
         1998                --              --            6.96           (29.34)%       2.50%(F)           .09%(F)           76%
------------------------------------------------------------------------------------------------------------------------------------
        1997                 --            (.01)           9.85            (6.18)%       2.50%(F)          (.76)%(F)          63%
        1996G                --            (.03)           10.51            5.40%(D)     2.50%(F,E)        (.68)%(F,E)        46%(E)
------------------------------------------------------------------------------------------------------------------------------------


                         -----------------



                               Net Assets,
                                  End of
                                   Year
                              (in thousands)
------------------------------------------

Global Income Trust
        -Primary Class
        Years Ended
        Dec. 31,
-----------------------------------------
        1999                    $ 86,634
        1998                     120,805
-----------------------------------------
        1997                     136,732
        1996                     161,549
-----------------------------------------
        1995                     153,954

International Equity
       Trust
        -Primary Class
        Years Ended
        Dec. 31,
-----------------------------------------
         1999                   $295,236
         1998                    258,521
-----------------------------------------
        1997                     227,655
        1996                     167,926
-----------------------------------------
        1995C                     65,947

Emerging Markets
    Trust
        -Primary Class
        Years Ended
        Dec. 31,
-----------------------------------------
         1999                   $120,758
         1998                     42,341
-----------------------------------------
        1997                      65,302
        1996G                     21,206
-----------------------------------------


                                                  Investment Operations                                         Distributions:
                                         -----------------------------------------  -----------------------------------------------
                                                  Net Realized and
                                                  Unrealized Gain
                                                 (Loss) on Invest-                                                      From
                        Net Asset      Net        ments, Options,         Total          From        In Excess          Net
                         Value,    Investment     Futures and              From           Net         of Net          Realized
                        Beginning   Income       Foreign Currency       Investment    Investment    Investment        Gain on
                         of Year     (Loss)        Transactions          Operations     Income        Income        Investments
------------------------------------------------------------------------------------------------------------------------------------

Europe Fund(H)
        -Primary Class
        Years Ended
        Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
        1999             $24.39    $(.29)(I)            $5.97              $5.68     $ (.07)         $  --         $  (2.10)
        1998              20.86      .11(J)              8.09               8.20       (.36)            --            (4.31)
------------------------------------------------------------------------------------------------------------------------------------
        1997(K)           26.56     (.10)(J)              .23                .13         --             --            (5.83)

        -Class A
        Years Ended
        Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
        1999             $24.77    $(.09)(I)            $6.10              $6.01     $ (.07)         $  --           $(2.10)
        1998              20.97      .02(L)              8.52               8.54       (.43)            --            (4.31)
------------------------------------------------------------------------------------------------------------------------------------
        1997              24.24     (.05)(L)             4.11               4.06         --             --            (7.33)
        1996              21.13      .02                 6.34               6.36         --             --            (3.25)
------------------------------------------------------------------------------------------------------------------------------------
        1995              17.68      .01                 3.50               3.51       (.06)            --               --
------------------------------------------------------------------------------------------------------------------------------------





                                                                                             Ratios/Supplemental Data
                         -----------------------------                   -----------------------------------------------------------


                          In Excess                                                                       Net
                            of Net                       Net Asset                                     Investment
                           Realized                        Value,                       Expenses      Income (Loss)       Portfolio
                           Gain on         Total          End of           Total       to Average      to Average         Turnover
                          Investments   Distributions      Year            Return(A)   Net Assets       Net Assets          Rate
------------------------------------------------------------------------------------------------------------------------------------

Europe Fund(H)
        -Primary Class
        Years Ended
        Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
        1999            $ --       $   (2.17)         $27.90            24.44%        2.58%            (1.15)%              93%
        1998              --           (4.67)          24.39            40.48%        2.51%(J)         (1.15)%(J)          103%
------------------------------------------------------------------------------------------------------------------------------------
        1997(K)           --           (5.83)          20.86              .68%(D)     2.50%(J,E)       (1.79)%(J,E)        123%(E)

        -Class A
        Years Ended
        Dec. 31,
------------------------------------------------------------------------------------------------------------------------------------
        1999            $ --       $   (2.17)         $28.61            25.41%        1.79%             (.38)%              93%
        1998              --           (4.74)          24.77            41.85%        1.81%(L)          (.10)%(L)          103%
------------------------------------------------------------------------------------------------------------------------------------
        1997              --           (7.33)          20.97            17.52%        1.90%(L)          (.12)%(L)          123%
        1996              --           (3.25)          24.24            31.53%        2.00%              .10%              109%
------------------------------------------------------------------------------------------------------------------------------------
        1995              --            (.06)          21.13            19.90%        2.10%              .10%              148%
------------------------------------------------------------------------------------------------------------------------------------


                         -----------------------



                               Net Assets,
                                  End of
                                   Year
                              (in thousands)
------------------------------------------------

Europe Fund(H)
        -Primary Class
        Years Ended
        Dec. 31,
------------------------------------------------
        1999                 $56,871
        1998                  32,325
------------------------------------------------
        1997(K)                  302

        -Class A
        Years Ended
        Dec. 31,
------------------------------------------------
        1999                 $78,429
        1998                  57,406
------------------------------------------------
        1997                  52,253
        1996                  70,991
------------------------------------------------
        1995                  62,249
------------------------------------------------

(A)  Excluding sales charge for Europe Fund's Class A shares.
(B) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
     1996, 2.32%; and 1995, 2.91%.
(C) For the period February 17, 1995 (commencement of operations) to December 31, 1995.
(D)  Not annualized.
(E)  Annualized.
(F) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50%. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
     1999, 2.75%; 1998, 2.78%; 1997, 2.86%; and 1996, 3.71%.
(G)  For the period May 28, 1996 (commencement of operations) to December 31,
     1996.
(H) The financial information for Europe Fund Class A shares for the years ended December 31, 1994 through 1996, is for the Worldwide Value Fund, Bartlett Europe Fund's and Legg Mason Europe Fund's predecessor. The financial information for the year ended December 31, 1997, is for Bartlett Europe Fund and Worldwide Value Fund. The financial information for the year ended December 31, 1998, is for the Bartlett Europe Fund. The financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett Europe Fund.
(I)  Computed using average monthly shares outstanding.
(J) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% indefinitely. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:1998, 2.59%; 1997, 2.68%.
(K) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.
(L) The expense ratio shown reflects both the operations of Worldwide Value Fund,Bartlett Europe Fund's predecessor, prior to its merger with Bartlett Europe Fund on July 21, 1997, and Bartlett Europe Fund's operations throughDecember 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% indefinitely. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows:
     1998, 1.89%; 1997, 2.08%.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

--------------------------------------------------------------------------------
1. Significant Accounting Policies:

           The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.
           Each Fund consists of at least two classes of shares: Primary Class, offered since April 15, 1993, for Global Income; since February 17, 1995, for International Equity; since May 28, 1996, for Emerging Markets; and since July 23, 1997, for Europe Fund; and Navigator Class, offered to certain institutional investors since May 5, 1998, for International Equity and since August 21, 1997, for Europe Fund. The Navigator Class of Global Income and Emerging Markets has not commenced operations. Europe Fund has an additional class of shares: Class A. The income and expenses of International Equity and Europe Fund are allocated proportionately to the two and three classes of shares, respectively, based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and with respect to Europe Fund, PrimaryClass and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.
           On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund. On July 21, 1997, Bartlett Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange ("NYSE").

      Security Valuation
           Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.
           Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

      Foreign Currency Translation

           The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
           (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange; and
           (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
           The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

--------------------------------------------------------------------------------
      Investment Income and Distributions to Shareholders
           Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid monthly for Global Income, and annually for International Equity, Emerging Markets and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At December 31, 1999, there were no dividends or capital gain distributions payable for any of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      Security Transactions
           Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1999, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                               Receivable for        Payable for
                               Securities Sold   Securities Purchased
      -----------------------------------------------------------------------
      Global Income                $2,956              $11,779
      International Equity             --                   --
      Emerging Markets                  6                  145
      Europe Fund                      --                   --


      Deferred Organizational Expense
           Deferred organizational expenses of $71 for International Equity, $73 for Emerging Markets, and $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date each respective Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Funds' investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

      Federal Income Taxes
           No provision for federal income or excise taxes is required since each Fund intends to qualify, or to continue to qualify, as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

      Foreign Taxes
           Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.
           Gains realized upon disposition of Indian, Malaysian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to repatriation of sales proceeds. As of December 31, 1999, there was a deferred tax liability accrued on net unrealized gains of $3,876 in Emerging Markets.

Legg Mason Global Trust, Inc.


--------------------------------------------------------------------------------
      Use of Estimates
           Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

           For the year ended December 31, 1999, investment transactions (excluding short-term investments) were as follows:

                                                  Purchases                                   Proceeds From Sales
                               ------------------------------------------      ------------------------------------------
                                  U.S. Gov't. Securities         Other            U.S. Gov't. Securities         Other
-------------------------------------------------------------------------------------------------------------------------
      Global Income                     $117,987               $223,188                 $121,901               $238,017
      International Equity                    --                368,379                       --                385,812
      Emerging Markets                        --                 96,465                       --                 77,554
      Europe Fund                             --                116,702                       --                 98,611

           At December 31, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                                            Net
                                                                                        Appreciation/
                                         Cost        Appreciation     Depreciation      (Depreciation)
-------------------------------------------------------------------------------------------------------------------
      Global Income                   $ 94,148         $ 1,698         $ (2,170)        $     (472)
      International Equity             248,346          57,598          (10,120)            47,478
      Emerging Markets                  81,618          45,196           (3,060)            42,136
      Europe Fund                      101,780          34,727           (2,114)            32,613

           Unused capital loss carryforwards for federal income tax purposes at December 31, 1999, were as follows: Emerging Markets, $17,084 which expire in December 2006; and Global Income, $4,319 which expire in December 2007. International Equity and Europe Fund had no capital loss carryforwards.


3. Repurchase Agreements:

           All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

4. Options and Futures:

           As part of their investment programs, Global Income and Europe Fund may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

--------------------------------------------------------------------------------
           When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

      PURCHASED OPTION:                         IMPACT ON THE FUND:

      The option expires                        Realize a loss in the amount of the cost of the option.
-------------------------------------------------------------------------------------------------------------------------
      The option is closed through a            Realize a gain or loss depending on whether the proceeds from the
      closing sale transaction                  closing sale transaction are greater or less than the cost of the option.
-------------------------------------------------------------------------------------------------------------------------
      The Fund exercises a call option          The cost of the security purchased through the exercise of the option will be increased by the premium originally
                                                paid to purchase the option.
-------------------------------------------------------------------------------------------------------------------------
      The Fund exercises a put option           Realize a gain or loss from the sale of the underlying security.
                                                The proceeds of that sale will be reduced by the premium
                                                originally paid to purchase the put option.

      WRITTEN OPTION:                           IMPACT ON THE FUND:

      The option expires                        Realize a gain equal to the amount of the premium received.
-------------------------------------------------------------------------------------------------------------------------
      The option is closed through a            Realize a gain or loss without regard to any unrealized gain or
      closing purchase transaction              loss on the underlying security and eliminate the option liability. The
                                                Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
-------------------------------------------------------------------------------------------------------------------------
      A written call option is exercised        Realize a gain or loss from the sale of the underlying security. The
      by the option purchaser                   proceeds of the sale will be increased by the premium originally received when the option was written.
-------------------------------------------------------------------------------------------------------------------------
      A written put option is exercised         The amount of the premium originally received will reduce the cost
      by the option purchaser                   of the security that the Fund purchased when the option was exercised.
-------------------------------------------------------------------------------------------------------------------------

           The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.
           Activity in call and put options during the year ended December 31, 1999, was as follows:

                                                            Calls                                Puts
                                         ----------------------------------- -----------------------------------
                                                  Actual                             Actual
      Global Income                              Contracts         Premiums         Contracts         Premiums
      ----------------------------------------------------------------------------------------------------------
      Options Outstanding December 31, 1998           --              $--               --                $--
      Options Written                              1,203              322              138                81
      Options Closed                                (301)            (222)             (55)              (36)
      Options Expired                               (821)             (34)             (52)              (25)
      Options Exercised                              (16)             (12)              (4)               (1)
      ----------------------------------------------------------------------------------------------------------
      Options Outstanding December 31, 1999           65             $ 54               27               $19
      ==========================================================================================================

Legg Mason Global Trust, Inc.


--------------------------------------------------------------------------------

           Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.
           The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
           The open futures positions and related appreciation or depreciation at December 31, 1999, for Global Income are listed at the end of its statement of net assets.

5. Financial Instruments:

      Emerging Market Securities
           Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

      Forward Currency Exchange Contracts
           As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.
           Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
           The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

--------------------------------------------------------------------------------
At December 31, 1999, open forward currency exchange contracts were as follows:

      International Equity:

                                                             Contract to
      Settlement         --------------------------------------------------------------------------        Unrealized
          Date                           Receive                                 Deliver                   Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------
      02/08/00                   USD               2,587                EUR                 2,478               $82
      02/08/00                   EUR               2,478                USD                 2,526               (21)
                                                                                                              -----
                                                                                                                $61
                                                                                                              -----


      Global Income:
                                                             Contract to
      Settlement         --------------------------------------------------------------------------        Unrealized
          Date                           Receive                                 Deliver                   Gain/(Loss)
-------------------------------------------------------------------------------------------------------------------
      01/18/00                   USD               4,324                AUD                 6,714             $ (85)
      01/18/00                   CAD               3,158                USD                 2,127                62
      01/18/00                   USD               5,994                DKK                41,518               368
      01/18/00                   DKK              22,354                USD                 3,108               (79)
      01/18/00                   USD              32,160                EUR                29,992             1,906
      01/18/00                   EUR              42,184                USD                44,636            (2,084)
      01/18/00                   USD               9,113                GBP                 5,604                59
      01/18/00                   GBP               3,183                USD                 5,138                 4
      01/18/00                   USD              26,764                JPY             2,787,836               539
      01/18/00                   JPY           5,245,764                USD                50,964              (607)
      01/18/00                   USD               2,884                NOK                22,800                37
      01/18/00                   USD               2,648                NZD                 5,199               (70)
      01/18/00                   NZD               5,199                USD                 2,649                69
      01/18/00                   USD                 403                SEK                 3,355                 8
      01/27/00                   SEK               3,355                USD                   395                --
      01/27/00                   USD               5,473                EUR                 5,307               116
      01/27/00                   EUR               9,340                USD                 9,688              (260)
                                                                                                              -----
                                                                                                              $ (17)
                                                                                                              -----

      Euro Conversion
           On January 1, 1999, the Euro became the official currency of the countries in the European Economic and Monetary Union (EEMU). EEMU member countries include Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Government bonds issued by member countries were redenominated into Euro on January 1, 1999. Corporations based in member countries have until 2002 to redenominate their existing bonds. New issuances of corporate and government bonds from member countries will be denominated in Euro. The redenomination into Euro has not had and is not expected to have a material impact on the Funds' operations.

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------
6. Transactions With Affiliates:
           Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                                      Year Ended
                                                                                   December 31, 1999  At December 31, 1999
                                                                                   ---------------------------------------
                                                                                      Management           Management
                                      Management       Expense   Expense Limitation      Fees                 Fees
      Fund                                Fee        Limitation    Expiration Date      Waived               Payable
--------------------------------------------------------------------------------------------------------------------------
      Global Income
     --Primary Class                        0.75%         1.90%           Indefinite      $--                $ 57
      International Equity
     --Primary Class                        0.75%         2.25%           Indefinite       --                 175
     --Navigator Class                      0.75%         1.25%           Indefinite       --                 N.M.*
      Emerging Markets
     --Primary Class                        1.00%         2.50%           May 1, 2000     166                  68
      Europe Fund
     --Primary Class                        1.00%         2.60%           May 1, 2000      --                  46
     --Class A                              1.00%         1.85%           May 1, 2000      --                  64
     --Navigator Class                      1.00%         1.60%           May 1, 2000      --                 N.M.*

--------------------------------------------------------------------------------------------------------------------------
      *N.M. - Not meaningful.

           Western Asset Management Company ("WAM") serves as investment adviser to Global Income. WAM is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Income.
           Western Asset Global Management, Ltd. ("WAGM") serves as investment sub-adviser to Global Income. WAM (not the Fund) pays WAGM a fee at an annual rate equal to 26 2/3% of the fee received by WAM from LMFA. LMFA pays WAGM a sub-administration fee at an annual rate equal to 13 1/3% of the fee received by LMFA from Global Income.
           Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.
           Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund (net of any waivers).
           Prior to October 6, 1999, Bartlett & Co. served as Europe Fund's manager under compensation arrangements substantially similar to those with the current manager. For its services during the fiscal year ended December 31, 1999, the Fund paid Bartlett & Co. a fee equal to 1% of its average net assets.

--------------------------------------------------------------------------------
           Worldwide had an administration contract with LMFA for which LMFA received from Worldwide a monthly fee at an annual rate of .20% of Worldwide's net assets, based on the net assets on the last business day of each month. This rate was reduced on net asset values in excess of $100 million.
           On July 15, 1997, the shareholders of the Bartlett Europe Fund (predecessor to Europe Fund) approved an Investment Management and Administration Agreement ("Agreement"). Under the Agreement, the Adviser received for its services an advisory fee, computed daily and payable monthly, at 1.00% of the Fund's average daily net assets.
           Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                                  At December 31, 1999
                                                                  -------------------------
                                 Distribution        Service      Distribution and Service
                                     Fee               Fee            Fees Payable
-------------------------------------------------------------------------------------------
      Global Income
        Primary Class                 0.50%             0.25%           $  57
      International Equity
        Primary Class                 0.75              0.25              233
      Emerging Markets
        Primary Class                 0.75              0.25               91
      Europe Fund
        Primary Class                 0.75              0.25               46
        Class A                      --                 0.25               16


           Legg Mason also has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the year ended December 31, 1999: Global Income, $23; International Equity, $84; Emerging Markets, $28; and Europe Fund $18.
           LMFA, Batterymarch, WAM, WAGM and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

           The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the year ended December 31, 1999, the Funds had no borrowings under the line of credit.

8. Acquisition of Bartlett Europe Fund and Reorganization of Worldwide Value Fund, Inc.:

           On October 5, 1999,Europe Fund, a series of Legg Mason Global Trust, Inc. which had no previous operating history, acquired all the net assets of the Bartlett Europe Fund, a series of Bartlett Capital Trust, an open-end management investment company, pursuant to a plan of reorganization approved by Bartlett Europe Fund shareholders on September 23, 1999.

Legg Mason Global Trust, Inc.


--------------------------------------------------------------------------------

           On July 18, 1997, Bartlett Europe Fund, a series of the Bartlett Capital Trust, acquired all the net assets of Worldwide Value Fund, Inc. pursuant to a plan of reorganization approved by Worldwide's shareholders on April 30, 1997. The acquisition was accomplished by a tax-free exchange of 3,357 shares of Worldwide (valued at $88,660) outstanding on July 18, 1997. The net assets of Worldwide ($88,660, including $18,092 of unrealized appreciation and $12,991 of undistributed net capital gain) were merged into the newly-created Bartlett Europe Fund. Prior to the reorganization, Worldwide Value Fund, Inc. was a closed-end mutual fund whose shares traded on the NYSE.

9. Fund Share Transactions:

           At December 31, 1999, there were 1,375,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                                 Reinvestment
                                                 Sold          of Distributions      Repurchased             Net Change
                                          ------------------- ---------------- --------------------     -------------------
                                          Shares     Amount    Shares   Amount    Shares     Amount       Shares     Amount
---------------------------------------------------------------------------------------------------------------------------
      Global Income
      --Primary Class
        Year Ended Dec. 31, 1999          1,244      $11,828      545  $ 5,064   (4,370)   $(41,026)      (2,581)  $(24,134)
        Year Ended Dec. 31, 1998          2,308       22,709      615    6,032   (5,251)    (50,993)      (2,328)   (22,252)
      International Equity
      --Primary Class
        Year Ended Dec. 31, 1999          4,502      $58,763    1,330  $17,182   (5,540)   $(71,948)         292    $ 3,997
        Year Ended Dec. 31, 1998          5,900       77,550      221    2,717   (4,995)    (63,459)       1,126     16,808

      --Navigator Class
        Year Ended Dec. 31, 1999             --          $--       --      $--       --         $--           --        $--
        May 5, 1998(A) to Dec. 31, 1998       4           50       --       --       --          --            4         50
      Emerging Markets
      --Primary Class
        Year Ended Dec. 31, 1999          4,066      $41,341       --      $--   (1,528)   $(13,866)       2,538    $27,475
        Year Ended Dec. 31, 1998          1,965       16,510       --       --   (2,505)    (19,065)        (540)    (2,555)
      Europe Fund
      --Primary Class
        Year Ended Dec. 31, 1999          1,158      $28,649      157  $ 3,876     (602)   $(14,925)         713    $17,600
        Year Ended Dec. 31, 1998          1,279       33,629      194    4,541     (162)     (4,162)       1,311     34,008

      --Class A
        Year Ended Dec. 31, 1999          1,804      $45,451      186  $ 4,735   (1,567)   $(39,747)         423    $10,439
        Year Ended Dec. 31, 1998            415       10,886      253    6,156     (842)    (20,632)        (174)    (3,590)

      --Navigator Class
        Year Ended Dec. 31, 1999              3         $ 64        1     $ 28     N.M.        $ (5)           4       $ 87
        Year Ended Dec. 31, 1998              9          219        1       35     (382)    (10,443)        (372)   (10,189)

      -----------
      (A)Commencement of sale of Navigator Class shares.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Directors of Legg Mason Global Trust, Inc.:

   In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Income Trust, International Equity Trust, Emerging Markets Trust, and Europe Fund (comprising the Primary Class and Class A of the Legg Mason Global Trust, Inc., hereafter referred to as the "Funds") at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with custodians and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


February 10, 2000

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


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Advisers
      For Global Income Trust:                     For Europe Fund:
      Western Asset Management Company             Legg Mason Fund Adviser, Inc.
      Pasadena, CA                                 Baltimore, MD
      For International Equity and
      Emerging Markets Trusts:
      Batterymarch Financial Management, Inc.
Boston, MA

Investment Sub-Adviser
      For Europe Fund:                             For Global Income Fund:
      Lombard Odier International Portfolio        Western Asset Global
       Management                                    Management, Ltd.
      London, England                              London, England
Investment Manager
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      John F. Curley, Jr., Chairman
      Edward A. Taber, III, President
      Richard G. Gilmore
      Arnold L. Lehman
      Dr. Jill E. McGovern
      G. Peter O'Brien
      T. A. Rodgers

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, D.C.

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD


      This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
--------------------------------------------------------------------------------

                                100 Light Street
                     P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000
LMF-042
2/00